                                              THE OAKMARK FUND

                                              THE OAKMARK
                                              SELECT FUND

                                              THE OAKMARK SMALL
                                              CAP FUND

                                              THE OAKMARK EQUITY
                                              AND INCOME FUND

                                              THE OAKMARK
                                              GLOBAL FUND

                                              THE OAKMARK
                                              INTERNATIONAL FUND

                                              THE OAKMARK
                                              INTERNATIONAL SMALL
                                              CAP FUND





                                  ANNUAL REPORT

                               SEPTEMBER 30, 2001




ADVISED BY HARRIS ASSOCIATES L.P.
                                                           [LOGO]OAKMARK
                                                                 FAMILY OF FUNDS

THE OAKMARK FAMILY OF FUNDS
    2001  ANNUAL REPORT

LETTER FROM THE PRESIDENT                                     1

SUMMARY INFORMATION                                           2

THE OAKMARK FUND
   Letter from the Portfolio Managers                         4
   Schedule of Investments                                    6

THE OAKMARK SELECT FUND
   Letter from the Portfolio Managers                         9
   Schedule of Investments                                   11

THE OAKMARK SMALL CAP FUND
   Letter from the Portfolio Managers                        13
   Schedule of Investments                                   16

THE OAKMARK EQUITY AND INCOME FUND
   Letter from the Portfolio Managers                        19
   Schedule of Investments                                   22

THE OAKMARK GLOBAL FUND
   Letter from the Portfolio Managers                        26
   Global Diversification Chart                              28
   Schedule of Investments                                   29

THE OAKMARK INTERNATIONAL FUND
   Letter from the Portfolio Managers                        33
   International Diversification Chart                       35
   Schedule of Investments                                   36

THE OAKMARK INTERNATIONAL SMALL CAP FUND
   Letter from the Portfolio Managers                        41
   International Diversification Chart                       44
   Schedule of Investments                                   45

FINANCIAL STATEMENTS
   Statement of Assets and Liabilities                       50
   Statement of Operations                                   52
   Statement of Changes in Net Assets                        54
   Notes to Financial Statements                             61

OAKMARK PHILOSOPHY AND PROCESS                               78

THE OAKMARK GLOSSARY                                         79

TRUSTEES AND OFFICERS                                        81

FOR MORE INFORMATION

Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call 1-800-OAKMARK (1-800-625-6275) or (617) 449-6274.

Turn to the end of this report to read about Oakmark's Philosophy and Process and look up financial terms in the Oakmark Glossary.

LETTER FROM THE PRESIDENT

DEAR FELLOW SHAREHOLDERS,

On September 11, 2001, our country suffered a horrible tragedy. Although more than three weeks have passed since the attack, our thoughts remain with those who were lost and the heroes who courageously came to their aid. The mutual fund industry had very strong links to the World Trade Center since it stood at the heart of New York's financial district. We've lost friends and acquaintances, but thankfully all of our staff is safe. In addition, because we are based in Chicago, there was no disruption to our business.

As a firm, we collectively were horrified and fearful on September 11th. These emotions slowly evolved into a determination to look ahead. While we will never forget this tragedy, our leaders have reminded us that the country needs to get back to business--the right action for our country and the memory of the people who died. We share this view and have acted accordingly. Therefore, we were fully staffed on September 12th and realized that our responsibilities required disciplined thoughts and strategies, instead of an emotional response.

Market reaction to the terrorist actions was not unexpected, and it has been a difficult quarter for all investors. As we have witnessed in the past, great uncertainty creates short-term instability in the financial markets. However, we have also experienced how markets recover from shock and then return stronger than before. Companies we invest in--like retailers, consumer products firms, telecommunications businesses, medical products companies--are priced attractively and positioned for long-term growth. In international and domestic markets, our value investment strategy resulted in taking advantage of lower prices by adding to our portfolio positions and establishing new positions. There was some erosion in our portfolios, but our conviction is intact. As a sign of our faith in the markets, we also made additional personal investments in each of our Funds.

In the face of turbulent markets we continue to look for undervalued companies that have strong free cash flow, solid balance sheets, and high quality management--characteristics we believe are critical for businesses to prosper. Our strategy, which remains unchanged regardless of market conditions, is to buy bargains, minimize portfolio risk, and focus on long-term performance. Please take a look at the following letters from each of our portfolio managers, as they address strategy, holdings and our steps following the attack.

Like all Americans, the tremendous support and heroism we witnessed following the tragedy inspired us. We are confident in the financial markets and, most importantly, in our country's spirit and resolve. We have quickly returned to customary business routines--travelling around the U.S. and the globe to gain insight into businesses we are considering and the managers who guide them.

Please keep in mind that patient investors have been rewarded for maintaining a long-term perspective. Thank you for your support and continued investment.


[PHOTO OF ROBERT M. LEVY]

/s/ Robert M. Levy

ROBERT M. LEVY
PRESIDENT AND CEO

October 5, 2001

THE OAKMARK FAMILY OF FUNDS

SUMMARY INFORMATION

                                                                THE OAKMARK                    THE OAKMARK
PERFORMANCE FOR PERIOD               THE OAKMARK                  SELECT                        SMALL CAP
ENDED SEPTEMBER 30, 2001(1)             FUND                       FUND                            FUND
--------------------------------------------------------------------------------------------------------------------
3 MONTHS*                              -9.01%                     -3.82%                         -15.04%
--------------------------------------------------------------------------------------------------------------------
6 MONTHS*                              -0.59%                      5.09%                           1.18%
--------------------------------------------------------------------------------------------------------------------
1 YEAR                                 20.42%                     25.75%                           0.07%
--------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

   3 YEAR                               6.32%                     26.74%                           6.37%
--------------------------------------------------------------------------------------------------------------------
   5 YEAR                               9.59%                       N/A                            6.35%
--------------------------------------------------------------------------------------------------------------------
   SINCE INCEPTION                     19.28%                     28.63%                          10.46%
--------------------------------------------------------------------------------------------------------------------
   VALUE OF $10,000 FROM
   INCEPTION DATE                    $59,986                    $34,496                         $18,026
                                     (8/5/91)                  (11/1/96)                        (11/1/95)
--------------------------------------------------------------------------------------------------------------------
TOP FIVE HOLDINGS AS OF    Washington                      Washington                    Catellus Development
SEPTEMBER 30, 2001(3)       Mutual, Inc.         3.5%       Mutual, Inc.        16.1%     Corporation           5.0%
                           H&R Block, Inc.       3.1%      H&R Block, Inc.       7.5%    The PMI Group, Inc.    4.7%
                           The Kroger Co.        2.7%      Toys 'R' Us, Inc.     5.0%    Ralcorp Holdings, Inc. 4.3%
COMPANY AND % OF TOTAL     AT&T Corp.            2.7%      AT&T Corp.            4.7%    ITT Educational
NET ASSETS                 Fortune Brands, Inc.  2.7%      Electronic Data Systems        Services, Inc.        4.2%
                                                            Corporation          4.5%    BankAtlantic Bancorp,
                                                                                          Inc., Class A         3.9%
--------------------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES        Retail               12.1%      Retail               16.9%    Bank and Thrifts      10.1%
AS OF SEPTEMBER 30, 2001   Other Consumer Goods            Bank and Thrifts     16.1%    Computer Software      7.8%
                            and Services         8.9%      Other Consumer Goods          Food and Beverage      7.2%
                           Computer Services     6.2%       and Services        11.2%    Real Estate            6.8%
INDUSTRIES AND % OF TOTAL  Bank and Thrifts      5.6%      Information Services  8.9%    Medical Products       5.9%
NET ASSETS                 Telecommunications    5.5%      Telecommunications    8.8%
--------------------------------------------------------------------------------------------------------------------

* Not annualized


                                     THE OAKMARK           THE OAKMARK                 THE OAKMARK               THE OAKMARK
PERFORMANCE FOR PERIOD                EQUITY AND             GLOBAL                   INTERNATIONAL             INTERNATIONAL
ENDED SEPTEMBER 30, 2001(1)           INCOME FUND              FUND                        FUND                  SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                              -2.84%               -16.69%                     -19.39%                    -11.35%
------------------------------------------------------------------------------------------------------------------------------------
6 MONTHS*                               4.99%                -3.56%                     -11.34%                     -8.17%
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR                                 14.40%                 1.37%                     -13.10%                     -6.18%
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL
RETURN FOR:

   3 YEAR                              16.05%                  N/A                       13.27%                     19.41%
------------------------------------------------------------------------------------------------------------------------------------
   5 YEAR                              16.40%                  N/A                        5.28%                      3.83%
------------------------------------------------------------------------------------------------------------------------------------
   SINCE INCEPTION                     15.73%                 4.80%(2)                   10.07%                      5.83%
------------------------------------------------------------------------------------------------------------------------------------
   VALUE OF $10,000 FROM
   INCEPTION DATE                    $23,751               $11,071                      $23,728                   $13,987
                                    (11/1/95)              (8/4/99)                    (9/30/92)                 (11/1/95)
------------------------------------------------------------------------------------------------------------------------------------
TOP FIVE HOLDINGS AS OF                              ITT Educational
SEPTEMBER 30, 2001(3)     PartnerRe Ltd.        3.3%  Services, Inc.       5.6% Givaudan               4.0% Asatsu-DK Inc.      4.1%
                          SAFECO Corporation    3.2% Novell, Inc.          5.3% Diageo plc             3.8% Ducati Motor
                          UST Inc.              3.0% Synopsys, Inc.        5.0% Hunter Douglas N.V.    3.8%  Holding S.p.A.     3.6%
COMPANY AND % OF TOTAL    XTO Energy, Inc.      3.0% Michael Page               Metso Corporation      3.8% Jarvis Hotels plc   3.5%
NET ASSETS                Watson Pharmaceuticals,     International plc    4.8% Enodis plc             3.6% Pacific Dunlop
                           Inc.                 3.0% Valassis Communications,                                Limited            3.3%
                                                       Inc.                4.3%                             Fletcher Building
                                                                                                             Limited            2.9%
------------------------------------------------------------------------------------------------------------------------------------
TOP FIVE INDUSTRIES       U.S. Government            Computer Software    14.4% Bank and Thrifts      11.2% Food and Beverage  12.2%
AS OF SEPTEMBER 30, 2001   Notes               26.4% Educational Services  9.0% Other Industrial Goods      Retail              9.2%
                          Oil and Natural Gas   8.4% Food and Beverage     7.4%  and Services          9.9% Diversified
                          Insurance             6.5% Information  Services 6.6% Food and Beverage      9.5%  Conglomerates      7.2%
INDUSTRIES AND % OF TOTAL Computer Software     5.4% Retail                6.1% Publishing             7.5% Building Materials and
NET ASSETS                Pharmaceuticals       4.9%                            Chemicals              7.0%  Construction       4.6%
                                                                                                            Publishing          4.2%
------------------------------------------------------------------------------------------------------------------------------------

THE OAKMARK FUND

REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO]     [PHOTO]

The Oakmark Fund increased in value 20% for the fiscal year and 7% for the calendar year-to-date despite losing 9% of its value in the last quarter. Though we will never be satisfied when we lose money, we did lose less than most investors--the S&P 500 was down 15% for the quarter. The S&P 500 declined 27% for the fiscal year and 29% since its March 2000 peak.

The bear market has been led by large capitalization growth companies, and an increasing number of them now meet our criteria. In the last quarter alone, we added positions in American Express, Fannie Mae, Gap, Honeywell, Interpublic Group and Safeway. A year or two ago these stocks were owned mostly by growth funds. We think the market is creating an unusual opportunity to purchase high-quality, large-capitalization growth companies at value prices. As value managers, we prefer to purchase companies that achieve above-average earnings growth. However, because we are unwilling to pay more than 60% of estimated intrinsic value, we are usually unable to buy them. Companies that grow earnings at above average rates, yet are priced below the market multiple, combine the best elements of "growth" and "value" investing. An increasing percentage of The Oakmark Fund is now invested in such stocks. (For more detail on our new positions, please check our website at www.oakmark.com).

HAPPY ANNIVERSARY, OAKMARK

Last quarter we celebrated the ten-year anniversary of the start of The Oakmark Fund. We feel that milestone is significant for several reasons. First, not many mutual funds are as old as The Oakmark Fund. According to Morningstar, there are now 7004 mutual funds that invest primarily in domestic equities, and only 868 of those, or 12%, have ten-year histories. Interestingly, there are two reasons so few funds have long-term records. The most obvious reason is the rapid proliferation of funds--there are more than three


THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (9/30/01) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(4)

[CHART]

              THE OAKMARK FUND $59,986   S & P 500 $33,269
  8/1/1991     $10,000                   $10,000
12/31/1991     $13,020                   $10,909
 3/31/1992     $14,690                   $10,634
 6/30/1992     $15,230                   $10,836
 9/30/1992     $16,800                   $11,178
12/31/1992     $19,386                   $11,741
 3/31/1993     $20,927                   $12,253
 6/30/1993     $21,494                   $12,313
 9/30/1993     $23,095                   $12,631
12/31/1993     $25,300                   $12,924
 3/31/1994     $24,242                   $12,434
 6/30/1994     $24,951                   $12,486
 9/30/1994     $26,663                   $13,097
12/31/1994     $26,138                   $13,095
 3/31/1995     $28,539                   $14,370
 6/30/1995     $30,303                   $15,741
 9/30/1995     $32,841                   $16,992
12/31/1995     $35,134                   $18,015
 3/31/1996     $36,386                   $18,982
 6/30/1996     $37,661                   $19,834
 9/30/1996     $37,945                   $20,447
12/31/1996     $40,828                   $22,152
 3/31/1997     $42,456                   $22,746
 6/30/1997     $48,917                   $26,716
 9/30/1997     $52,009                   $28,717
12/31/1997     $54,132                   $29,542
 3/31/1998     $59,517                   $33,663
 6/30/1998     $57,909                   $34,775
 9/30/1998     $49,899                   $31,316
12/31/1998     $56,155                   $37,985
 3/31/1999     $55,888                   $39,877
 6/30/1999     $62,332                   $42,688
 9/30/1999     $53,882                   $40,023
12/31/1999     $50,277                   $45,977
 3/31/2000     $45,767                   $47,032
 6/30/2000     $46,950                   $45,783
 9/30/2000     $49,815                   $45,339
12/31/2000     $56,201                   $41,791
 3/31/2001     $60,342                   $36,837
 6/30/2001     $65,927                   $38,993
 9/30/2001     $59,986                   $33,269

                                         AVERAGE ANNUAL TOTAL RETURNS(1)
                                                 (AS OF 9/30/01)
                       YEAR TO DATE   1-YEAR    5-YEAR   10-YEAR    SINCE
                       TOTAL RETURN*                              INCEPTION
                      (AS OF 9/30/01)                             (8/5/91)
---------------------------------------------------------------------------
THE OAKMARK FUND            6.74%      20.42%    9.59%    18.42%    19.28%
S&P 500                   -20.39%     -26.62%   10.22%    12.69%    12.56%
Dow Jones Average(5)      -16.95%     -15.54%   10.36%    13.85%    13.66%
Lipper Large Cap          -15.91%     -15.61%    9.18%    11.98%    11.97%
Value Index(6)
---------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not Annualized
times as many funds available today compared to ten years ago. The less well-known reason that such a small percentage of funds have long-term records is that over half the funds from ten years ago no longer exist. Funds with poor performance have been closed or merged into larger funds, effectively eliminating their negative effect on the track records of the fund management companies.

Another reason our ten-year anniversary is significant is that we have always encouraged evaluation of investment track records over long periods of time. Short-term records might reflect the portfolio manager's ability, but they might simply reflect luck or a briefly favorable investment climate. Eighteen months ago investors thought there were many more talented growth managers than value managers--today it's the reverse. At Oakmark, we believe a decade is enough time to experience the ups and downs of different market cycles, so track records that cover a decade are meaningful report cards. Seven out of eight mutual funds don't have such a report card. Since we do, let's look at the record.

GET RICH SLOWLY

Our goal for The Oakmark Fund has always been to compound wealth. A diverse group of great thinkers--Albert Einstein, Benjamin Franklin, John Maynard Keynes and Baron de Rothschild--have each been credited with the quote, "compound interest is the eighth wonder of the world." Why is compound interest so wonderful? Because of interest-on-interest, ten years of 20% returns grows capital not by 200% but by 519%. Pretty amazing! This explains why there are so many stories of surprisingly large estates left by persons of modest means or of retirement accounts that have grown to become very large assets. Although the recent market decline and concern about the economic outlook has focused investors on the near-term, it may be useful to step back and think about a longer period of time.

At the beginning of 1991 we were completing the process of registration to launch The Oakmark Fund. Not only were we confident that our approach to value investing would create good long-term results but we were also excited about the short-term--the uncertainty surrounding the Gulf War led to an unusually large number of stocks selling well below our buy targets. By August 5, 1991, The Oakmark Fund's inception date, the Gulf War victory had already ended six-months earlier. The S&P 500 had increased 25% since the start of the war, a statistic that is frequently cited as we try to put today's events in perspective. We were disappointed that we were starting the fund immediately following such a strong increase in prices.

In the ensuing decade we experienced the Oklahoma bombing, the depression in Asian economies, the Russian debt default and the resulting bankruptcy of Long Term Capital Management, the impeachment of a President, Y2K fears, the Internet stock bubble and its collapse, a presidential election that appeared to end in a tie and the World Trade Center and Pentagon terrorist attacks. At the time, each of these events loomed so large that investors' time horizons became very short. Throughout this period, we pursued our long-term approach of focusing on what a company might earn in five years and, unlike most investors, not worrying about the next five weeks or months.

The results speak for themselves. Since its inception, The Oakmark Fund has achieved a compound return of over 19% per year--one of the highest returns of any mutual fund. That return not only substantially exceeded inflation, money market funds and bonds but also exceeded the S&P 500 by more than 6 percentage points per year. And as you would expect from a value fund, by almost any measure this return was achieved with less than the market level of risk: a beta of 0.6, nine down quarters out of 41 compared to 10 down quarters for the S&P 500, and a worst loss quarter of 13.8% compared to 14.7% for the S&P 500. But the statistic that we think best sums up our first ten years is the one shown on the performance graph on the first page of this report: $10,000 invested in The Oakmark Fund at inception on August 5, 1991 is now worth $59,986.

Shifting from the past to thinking about the future, we're reminded of something Buffett said--Jimmy, not Warren--"Yesterday's over my shoulder, so I can't look back for too long. There's just too much to see waiting in front of me and I know that I can't go wrong." We think the outlook for the next decade is exciting. Economic effects of the September 11th attack will undoubtedly make most companies miss earnings estimates for 2001; many will still be negatively effected into 2002. Our judgement, however, is that corporate profitability in 2003-2005 will not be significantly reduced. For that reason, we believe stocks are attractively priced and The Oakmark Fund is structured to continue compounding capital at excellent long-term rates. Because of that belief, last month we each made a significant additional personal investment in The Oakmark Fund.

Finally, this time of year usually brings a flood of e-mails asking for information about capital gains distributions. We continue to enjoy a large capital loss carry forward and will therefore have no capital gains distribution in 2001.

/s/ Bill Nygren               /s/ Kevin Grant
----------------------        ------------------
WILLIAM C. NYGREN, CFA        KEVIN GRANT, CFA
Portfolio Manager             Portfolio Manager
bnygren@oakmark.com           kgrant@oakmark.com

October 4, 2001

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001

                                                                 SHARES HELD       MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--90.4%
------------------------------------------------------------------------------------------------
FOOD & BEVERAGE--4.9%
      H.J. Heinz Company                                          1,610,000        $ 67,861,500
      Kraft Foods Inc. (a)                                        1,445,000          49,664,650
      Sara Lee Corporation                                        1,692,400          36,048,120
                                                                                   ------------
                                                                                    153,574,270
RETAIL--12.1%
      The Kroger Co. (a)                                          3,450,000        $ 85,008,000
      J.C. Penney Company, Inc.                                   3,080,700          67,467,330
      Tricon Global Restaurants, Inc. (a)                         1,450,000          56,869,000
      Toys `R' Us, Inc. (a)                                       3,125,000          53,843,750
      CVS Corporation                                             1,605,000          53,286,000
      Safeway Inc. (a)                                              927,000          36,820,440
      The Gap, Inc.                                               1,987,400          23,749,430
                                                                                   ------------
                                                                                    377,043,950
HOUSEHOLD PRODUCTS--4.1%
      Newell Rubbermaid Inc.                                      2,700,000        $ 61,317,000
      The Clorox Company                                          1,440,200          53,287,400
      Energizer Holdings, Inc. (a)                                  670,200          11,138,724
                                                                                   ------------
                                                                                    125,743,124
HOUSEHOLD APPLIANCES--0.9%
      Maytag Corporation                                          1,126,500        $ 27,756,960

OFFICE EQUIPMENT--1.8%
      Xerox Corporation                                           7,113,500        $ 55,129,625

HARDWARE--1.7%
      The Black & Decker Corporation                              1,722,200        $ 53,732,640

OTHER CONSUMER GOODS & SERVICES--8.9%
      H&R Block, Inc.                                             2,530,600        $ 97,579,936
      Fortune Brands, Inc.                                        2,484,300          83,224,050
      Mattel, Inc.                                                4,152,800          65,032,848
      Cendant Corporation (a)                                     2,395,100          30,657,280
                                                                                   ------------
                                                                                    276,494,114
BANK & THRIFTS--5.6%
      Washington Mutual, Inc.                                     2,850,000       $ 109,668,000
      U.S. Bancorp                                                2,900,000          64,322,000
                                                                                   ------------
                                                                                    173,990,000
INSURANCE--1.5%
      MGIC Investment Corporation                                   700,000        $ 45,738,000

OTHER FINANCIAL--1.9%
      Fannie Mae                                                    615,000        $ 49,236,900
      American Express Company                                      300,000           8,718,000
                                                                                   ------------
                                                                                     57,954,900
HOTELS & MOTELS--1.3%
      Starwood Hotels & Resorts Worldwide, Inc.                   1,785,000        $ 39,270,000

MARKETING SERVICES--1.5%
      The Interpublic Group of Companies, Inc.                    2,200,000        $ 44,880,000

                                                                SHARES HELD        MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--90.4% (CONT.)
------------------------------------------------------------------------------------------------
INFORMATION SERVICES--0.7%
      Moody's Corporation                                           379,100        $ 14,026,700
      Equifax Inc.                                                  410,900           8,998,710
                                                                                   ------------
                                                                                     23,025,410
COMPUTER SERVICES--6.2%
      Electronic Data Systems Corporation                         1,216,500        $ 70,046,070
      First Data Corporation                                      1,090,000          63,503,400
      SunGard Data Systems Inc. (a)                               2,531,600          59,163,492
                                                                                   ------------
                                                                                    192,712,962
SEMICONDUCTORS--0.5%
      Teradyne, Inc. (a)                                            805,000         $15,697,500

TELECOMMUNICATIONS--5.5%
      AT&T Corp.                                                  4,325,000        $ 83,472,500
      Sprint Corporation                                          2,756,000          66,171,560
      Citizens Communications Company (a)                         2,288,400          21,510,960
                                                                                   ------------
                                                                                    171,155,020
TELECOMMUNICATIONS EQUIPMENT--2.7%
      Motorola, Inc.                                              3,525,000        $ 54,990,000
      General Motors Corporation, Class H
        (Hughes Electronics Corporation) (a)                      2,200,000          29,326,000
                                                                                   ------------
                                                                                     84,316,000
TV PROGRAMMING--2.1%
      Liberty Media Corporation, Class A (a)                      5,100,000        $ 64,770,000

PUBLISHING--3.2%
      Knight-Ridder, Inc.                                         1,066,000        $ 59,536,100
      Gannett Co., Inc.                                             684,500          41,145,295
                                                                                   ------------
                                                                                    100,681,395
PHARMACEUTICALS--1.5%
      Chiron Corporation (a)                                      1,079,000        $ 47,875,230

MEDICAL PRODUCTS--2.3%
      Guidant Corporation (a)                                     1,730,500        $ 66,624,250
      Apogent Technologies Inc. (a)                                 136,700           3,267,130
                                                                                   ------------
                                                                                     69,891,380
AUTOMOBILES--1.6%
    Ford Motor Company                                            2,875,000        $ 49,881,250

AEROSPACE & DEFENSE--3.1%
      Honeywell International Inc.                                1,550,000        $ 40,920,000
      Rockwell Collins                                            2,646,800          37,584,560
      Goodrich Corporation                                          970,000          18,895,600
                                                                                   ------------
                                                                                     97,400,160
WASTE DISPOSAL--0.9%
      Waste Management, Inc.                                      1,030,000        $ 27,542,200

MACHINERY & INDUSTRIAL PROCESSING--1.1%
      Eaton Corporation                                             552,900        $ 32,737,209

                                                                 SHARES HELD/
                                                                  PAR VALUE        MARKET VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS--90.4% (CONT.)
------------------------------------------------------------------------------------------------
BUILDING MATERIALS & CONSTRUCTION--1.5%
      Masco Corporation                                           2,333,000      $   47,686,520

UTILITIES--2.0%
      TXU Corp.                                                   1,365,000      $   63,226,800

OIL & NATURAL GAS--5.0%
      Phillips Petroleum Company                                    992,700      $   53,546,238
      Burlington Resources Inc.                                   1,550,500          53,042,605
      Conoco Inc., Class A                                        1,950,000          49,588,500
                                                                                 --------------
                                                                                    156,177,343
DIVERSIFIED CONGLOMERATES--1.1%
      Textron, Inc.                                               1,000,000      $   33,610,000

RECREATION & ENTERTAINMENT--3.2%
      Brunswick Corporation                                       2,576,700      $   42,438,249
      Carnival Corporation                                        1,500,000          33,030,000
      Park Place Entertainment Corporation (a)                    3,391,300          24,858,229
                                                                                 --------------
                                                                                    100,326,478

      TOTAL COMMON STOCKS (COST: $2,652,596,710)                                  2,810,020,440

SHORT TERM INVESTMENTS--7.0%
U.S. GOVERNMENT BILLS--1.3%
      United States Treasury Bills, 3.35 - 3.69%
        due 11/15/2001 -1/31/2002                               $40,000,000      $   39,753,510

      TOTAL U.S. GOVERNMENT BILLS (COST: $39,683,693)                                39,753,510

COMMERCIAL PAPER--2.9%
      Citicorp, 3.51% due 10/1/2001                             $20,000,000      $   20,000,000
      American Express Credit Corporation, 2.90% due 10/5/2001   20,000,000          20,000,000
      General Electric Capital Corporation, 3.25% due 10/1/2001  50,000,000          50,000,000
                                                                                 --------------
      TOTAL COMMERCIAL PAPER (COST: $90,000,000)                                     90,000,000

REPURCHASE AGREEMENTS--2.8%
      State Street Repurchase Agreement, 3.05% due 10/1/2001,
        repurchase price $88,465,479, collateralized by
        U.S. Treasury Bonds                                     $88,443,000      $   88,443,000

      TOTAL REPURCHASE AGREEMENTS (COST: $88,443,000)                                88,443,000

      TOTAL SHORT TERM INVESTMENTS (COST: $218,126,694)                             218,196,510

      Total Investments (Cost $2,870,723,403)--97.4% (b)                         $3,028,216,950
      Other Assets In Excess Of Other Liabilities--2.6%                              81,011,553
                                                                                 --------------
      TOTAL NET ASSETS--100%                                                     $3,109,228,503
                                                                                 --------------
                                                                                 --------------

(a) Non-income producing security.
(b) At September 30, 2001, net unrealized appreciation of $157,493,547, for federal income tax purposes, consisted of gross unrealized appreciation of $364,570,741 and gross unrealized depreciation of $207,077,194.

                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SELECT FUND

REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO OF BILL NYGREN AND HENRY BERGHOEF]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (9/30/01) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(4)


[CHART]


                 THE OAKMARK
                 SELECT FUND    S&P 500
10/31/96           $10,000      $10,000
12/31/96           $11,420      $10,543
03/31/97           $12,140      $10,826
06/30/97           $14,180      $12,715
09/30/97           $16,340      $13,668
12/31/97           $17,704      $14,060
03/31/98           $20,078      $16,021
06/30/98           $20,462      $16,551
09/30/98           $16,936      $14,904
12/31/98           $20,575      $18,078
03/31/99           $22,766      $18,979
06/30/99           $24,482      $20,317
09/30/99           $22,028      $19,048
12/31/99           $23,557      $21,882
03/31/00           $25,667      $22,384
06/30/00           $24,324      $21,790
09/30/00           $27,432      $21,578
12/31/00           $29,637      $19,890
03/31/01           $32,826      $17,532
06/30/01           $35,865      $18,558
09/30/01           $34,496      $15,834



                                         AVERAGE ANNUAL TOTAL RETURNS(1)
                                                 (AS OF 9/30/01)
                              YEAR TO DATE         1-YEAR           SINCE
                              TOTAL RETURN*                       INCEPTION
                             (AS OF 9/30/01)                      (11/1/96)
----------------------------------------------------------------------------
OAKMARK SELECT FUND               16.40%            25.75%         28.63%
S&P 500                          -20.39%           -26.62%          9.80%
S&P MidCap 400(7)                -15.76%           -19.00%         13.84%
Lipper Mid Cap                    -6.88%           -4.92%           8.18%
Value Index(8)
----------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change. The graph and table do not reflect the deduction of taxes that you would pay on Fund distributions or redemption of Fund shares.

*  Not annualized

The Oakmark Select Fund lost 4% for the quarter, significantly outperforming the 17% loss in the S&P Midcap 400 and the 15% loss in the S&P 500. For the calendar year-to-date and fiscal year, The Oakmark Select Fund gained 16% and 26% respectively, compared to double-digit losses for both indices over both periods.

During the quarter, strong performances by several of our holdings allowed us to lose so little relative to the market. First, Office Depot increased by nearly one-third with most of that gain occurring shortly after the disclosure in August that Warren Buffett's Berkshire Hathaway had acquired a stake in the company. We continue to be impressed by Office Depot's growing and profitable Internet business and the U.S. retail store turnaround being engineered by CEO Bruce Nelson. In addition to Office Depot, stocks of businesses relatively unaffected by the slowing economy also performed well--H&R Block, Sprint and Moody's each had gains of around 10%.

AT&T, a relatively new holding, also appreciated about 10% in the quarter. In July, a large cable operator, Comcast, approached AT&T about the possibility of issuing Comcast stock--to be distributed to AT&T shareholders--in exchange for acquiring the cable assets known as AT&T Broadband. We purchased AT&T stock last Fall believing that its disparate business units--business and residential long distance, AT&T Wireless and AT&T Broadband--represented underlying value far in excess of the AT&T stock price. In July, AT&T distributed to shareholders its stock in AT&T Wireless and now is focusing on extracting the maximum value from the Broadband assets. We believe that despite a price increase of over 40% this year, AT&T stock continues to sell at a discount to its business value and are pleased with the actions of AT&T's management and board in their pursuit of value-maximizing transactions.

Looking back, it was another good fiscal year for our stock selection. In 1998 and 1999, when it seemed like everyone was outperforming us just by owning technology stocks, some wondered if our research team and its approach had become obsolete. We don't get those questions anymore! In fiscal 2001, 75% of our holdings performed better than market, and 65% actually had positive returns. Our biggest gainers were H&R Block and Office Depot, but the largest contributor to the fund's positive performance was our largest holding, Washington Mutual. In last quarter's report, we extensively discussed the many reasons why we like Washington Mutual and, despite its strong performance, continue to want it to be the Fund's largest holding. Without covering all that ground again, we should simply point out that as risk has increased in the economy, we expect more investors to appreciate Washington Mutual's lower risk profile.

                                   HIGHLIGHTS

- For the fiscal year ending 9/30 the largest contributor to positive performance was Washington Mutual. Despite strong performance we believe it still deserves to be the Fund's largest holding.

- Office Depot, AT&T, H&R Block, Sprint, and Moody's also turned in strong performances for the quarter.

-    The 2001 capital gains distribution will be zero.

Among the stocks that declined in value this year were two holdings--USG and US Industries--which were sold at large losses after we concluded that business values had permanently been impaired. The other decliners--Ceridian, Energizer and Visteon--are suffering from cyclically depressed results, but we continue to believe they are undervalued businesses run by shareholder friendly management where intrinsic value is likely to be substantially higher in the future.

The only good thing that resulted from selling stocks in which we lost money was that we captured tax losses. Those losses more than offset the gains we realized on profitable sales, so we will have zero taxable gains to distribute this year. When we started The Oakmark Select Fund nearly five years ago, most mutual funds were concerned only about their pre-tax returns. We, however, explicitly stated our goal of maximizing after-tax returns. While we have been very pleased with our pre-tax returns, we are especially proud of how little of our pre-tax return has been lost to taxes.


                      AVERAGE ANNUAL TOTAL RETURNS(1)
                                (AS OF 9/30/01)
                        YEAR TO DATE  1-YEAR    SINCE
                        TOTAL RETURN*         INCEPTION
                       (AS OF 9/30/01)        (11/1/96)
----------------------------------------------------------
OAKMARK SELECT(21)
Return before taxes        16.40%     25.75%   28.63%
Return after taxes         16.40%     23.69%   26.87%
Return after taxes          9.90%     16.37%   24.04%
   on distributions and
   sale of Fund shares
----------------------------------------------------------

PAST PERFORMANCE, BEFORE AND AFTER TAXES, CANNOT PREDICT FUTURE INVESTMENT
RESULTS.                                                  * NOT ANNUALIZED

As explained in more detail in The Oakmark Fund report, we believe the outlook for the market and for us as stock pickers is positive. Although our portfolio has performed well, much of the market has been experiencing lower prices for the last year-and-a-half. Our goal, as always, is to concentrate The Oakmark Select Fund assets in our favorite stocks. There were no changes in our holdings last quarter, but we continue to scour the fallen angels in an attempt to either increase the portfolio's expected return or decrease its risk. Thank you for your continued support.

/s/ Bill Nygren               /s/ Henry Berghoef

WILLIAM C. NYGREN, CFA        HENRY R. BERGHOEF, CFA

Portfolio Manager             Portfolio Manager
bnygren@oakmark.com           berghoef@oakmark.com

October 4, 2001

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001


                                                                     SHARES HELD         MARKET VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.3%

APPAREL--2.3%
    Liz Claiborne, Inc.                                                2,563,200         $ 96,632,640

RETAIL--16.9%
    Toys `R' Us, Inc. (a)(b)                                          12,223,500        $ 210,610,905
    The Kroger Co. (a)                                                 7,000,000          172,480,000
    Office Depot, Inc. (a)                                            12,546,000          170,625,600
    Tricon Global Restaurants, Inc. (a)                                4,015,400          157,483,988
                                                                                        -------------
                                                                                          711,200,493
HOUSEHOLD PRODUCTS--2.4%
    Energizer Holdings, Inc. (a)(b)                                    5,997,300         $ 99,675,126

OTHER CONSUMER GOODS & SERVICES--11.2%
    H&R Block, Inc.                                                    8,110,400        $ 312,737,024
    Mattel, Inc.                                                      10,073,000          157,743,180
                                                                                        -------------
                                                                                          470,480,204

BANK & THRIFTS--16.1%
    Washington Mutual, Inc.                                           17,519,700        $ 674,158,056

INFORMATION SERVICES--8.9%
    Moody's Corporation                                                4,143,600        $ 153,313,200
    The Dun & Bradstreet Corporation (a)(b)                            4,928,500          137,998,000
    Ceridian Corporation (a)                                           5,834,500           84,600,250
                                                                                        -------------
                                                                                          375,911,450

COMPUTER SERVICES--8.6%
    Electronic Data Systems Corporation                                3,250,900        $ 187,186,822
    First Data Corporation                                             2,965,200          172,752,552
                                                                                        -------------
                                                                                          359,939,374

COMPUTER SOFTWARE--2.8%
    The Reynolds and Reynolds Company, Class A (b)                     5,079,700        $ 118,357,010

TELECOMMUNICATIONS--8.8%
    AT&T Corp.                                                        10,268,000        $ 198,172,400
    Sprint Corporation                                                 7,209,000          173,088,090
                                                                                        -------------
                                                                                          371,260,490

PUBLISHING--3.5%
    Knight-Ridder, Inc.                                                2,606,500        $ 145,573,025

PHARMACEUTICALS--3.8%
    Chiron Corporation (a)                                             3,572,400        $ 158,507,388


                                                                    SHARES HELD/
                                                                       PAR VALUE         MARKET VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.3% (CONT.)

AUTOMOTIVE--1.9%
    Visteon Corporation                                                6,184,400         $ 78,851,100

OIL & NATURAL GAS--4.1%
    Burlington Resources Inc.                                          5,024,500        $ 171,888,145

    TOTAL COMMON STOCKS (COST: $3,081,214,225)                                          3,832,434,501

SHORT TERM INVESTMENTS--8.1%

U.S. GOVERNMENT BILLS--0.5%
    United States Treasury Bills, 3.35% due 1/24/2002                $20,000,000         $ 19,851,779

    TOTAL U.S. GOVERNMENT BILLS (COST: $19,785,972)                                        19,851,779

COMMERCIAL PAPER--5.5%
    Citicorp, 2.35% - 3.51% due 10/1/2001 - 10/10/2001               $60,000,000         $ 60,000,000
    American Express Credit Corporation, 2.44%
      due 10/5/2001 - 10/15/2001                                      60,000,000           60,000,000
    Ford Motor Credit Corp., 2.45% - 3.00%
      due 10/2/2001 -10/12/2001                                       60,000,000           60,000,000
    General Electric Capital Corporation, 3.25%
      due 10/1/2001                                                   50,000,000           50,000,000
                                                                                       --------------
    TOTAL COMMERCIAL PAPER (COST: $230,000,000)                                           230,000,000

REPURCHASE AGREEMENTS--2.1%
    State Street Repurchase Agreement, 3.05% due 10/1/2001,
      repurchase price $90,701,047 collateralized by
      U.S. Treasury Bonds                                            $90,678,000         $ 90,678,000

    TOTAL REPURCHASE AGREEMENTS (COST: $90,678,000)                                        90,678,000

    TOTAL SHORT TERM INVESTMENTS (COST: $340,463,972)                                     340,529,779
    Total Investments (Cost $3,421,678,197) -- 99.4% (c)                               $4,172,964,280
    Other Assets In Excess Of Other Liabilities -- 0.6%                                    23,776,551
                                                                                       --------------
    TOTAL NET ASSETS -- 100%                                                           $4,196,740,831
                                                                                       ==============

(a) Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(c) At September 30, 2001, net
    unrealized appreciation of $751,286,083, for federal income tax purposes, consisted of gross unrealized appreciation of $834,734,223 and gross unrealized depreciation of $83,448,140.

                                SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND

REPORT FROM JAMES P. BENSON AND CLYDE S. MCGREGOR, PORTFOLIO MANAGERS

                        [PHOTO]        [PHOTO]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/01) AS COMPARED TO THE RUSSELL 2000 INDEX(9)

[CHART]

                           THE OAKMARK
                          SMALL CAP FUND    RUSSELL 2000
10/31/95                     $10,000          $10,000
12/31/95                     $10,330          $10,695
03/31/96                     $11,460          $11,241
06/30/96                     $12,470          $11,803
09/30/96                     $13,250          $11,843
12/31/96                     $14,440          $12,459
03/31/97                     $15,220          $11,815
06/30/97                     $17,660          $13,730
09/30/97                     $20,340          $15,774
12/31/97                     $20,290          $15,245
03/31/98                     $21,732          $16,779
06/30/98                     $20,467          $15,997
09/30/98                     $14,976          $12,774
12/31/98                     $17,620          $14,857
03/31/99                     $16,069          $14,051
06/30/99                     $18,205          $16,237
09/30/99                     $16,558          $15,210
12/31/99                     $16,224          $18,015
03/31/00                     $15,974          $19,292
06/30/00                     $15,926          $18,562
09/30/00                     $18,014          $18,768
12/31/00                     $16,937          $17,471
03/31/01                     $17,816          $16,335
06/30/01                     $21,218          $18,688
09/30/01                     $18,026          $14,788

                                           AVERAGE ANNUAL TOTAL RETURNS(1)
                                                   (as of 9/30/01)

                         YEAR TO DATE      1-YEAR      5-YEAR         SINCE
                         TOTAL RETURN*                              INCEPTION
                        (AS OF 9/30/01)                             (11/1/95)
----------------------------------------------------------------------------
OAKMARK SMALL CAP             6.43%          0.07%      6.35%        10.46%
FUND
Russell 2000                -15.36%        -21.21%      4.54%         6.83%
S&P Small Cap 600(10)       -11.72%        -10.62%      7.76%        10.05%
Lipper Small Cap             -1.14%          2.33%      8.69%        10.05%
Value Index(11)
----------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized


The third calendar quarter of 2001 was difficult as nervousness concerning the slowing economy, combined with September's tragic events, caused a steep decline in the prices of U.S. equities. Additionally, the flight to quality that typically accompanies periods of national crisis resulted in small cap stocks underperforming their larger cap peers. The Russell 2000 small cap index declined 21% for the just ended quarter and on a year-to-date basis this index of small company stocks was down 15%. We feel fortunate to report that your Fund, while down by 15% in the most recent quarter, still is in positive territory for 2001 with a gain of 6%. Despite last quarter's challenges, your Fund widened its year-to-date performance relative to the Russell 2000 from 18% at the end of June to 21% at the close of September. We believe the current jumbled investment environment has created incremental potential for our group of analysts to find fundamentally undervalued small cap stocks and we are working diligently to identify stocks with excellent expected future returns.


UNCERTAIN TIMES

Little did we realize three months ago, when we wrote to our shareholders about preparing the Fund's portfolio for uncertain times, that the uncertainty would reach such unprecedented levels so soon. As we wrote to you last quarter:
"During the past few quarters we have actively migrated the investments within the portfolio toward companies that have an above average probability of thriving during sluggish economic times. If you were to view the Fund's portfolio as a single entity you would notice that we have been upgrading the portfolio's financial dynamics. We have been buying stocks in companies that have strong balance sheets, good levels of cash flow per dollar invested, growth potential over time and bright managements that are committed to enhancing shareholder value. Our goal is to not only own companies that are well positioned to benefit when economic growth resumes, but also own those firms that can handle a period of economic contraction. By positioning your Fund's investments in this fashion we hope to realize above average investment returns regardless of the economic environment."

The aforementioned comments not only remain pertinent, but by positioning the portfolio's investments in this fashion, we have entered this period of great economic uncertainty with only modest concern about the financial viability of most of the companies in which we have invested. That is not to say several of our companies will not suffer short-term hits to their operations, but rather these firms have the financial staying power to emerge from this period of uncertainty as strong and vibrant competitors in their respective businesses. As we search for new investments for the Fund, we anticipate our bias for financially robust firms will continue to be key in selecting stocks that are added to the Fund's portfolio.


MANAGING INVESTMENTS DURING TURMOIL

The events of recent weeks have been emotionally unsettling, but for long-term optimists like us we see numerous opportunities. After the markets reopened on September 17th, we were able to add to many of our positions at good prices as we utilized some of the cash that the Fund had been holding awaiting lower stock prices. As the markets regained some stability we undertook some trades that not only upgraded the portfolio but also brought our estimated distribution down to zero as of September 30 with one month to go in the Fund's tax year. It is our intention to try and keep the potential distribution at zero, but in a volatile stock market no firm promises can be made. The Fund's portfolio grew by four positions to stand at fifty stocks at the end of the third calendar quarter. We added six new stocks and sold two stocks. We sold Heidrick & Struggles and Spherion Corp. due to deteriorating outlooks. We initiated positions in Cabot Oil & Gas, Grey Global Group, MCSi Inc., Measurement Specialties, Mentor Graphics and Optimal Robotics.

All of our new purchases are companies with well above average balance sheet strength. Cabot Oil & Gas is an asset rich petroleum company with a stock that trades at a significant discount to our estimate of what their reserves are worth. Grey Global is an advertising agency with an underappreciated ability to generate future cash flow. MCSi Inc. is the leading firm that installs and services video conferencing equipment while Measurement Specialties is a growing provider of sensors to industrial and retail consumers. Mentor Graphics, a maker of software design tools for the semiconductor industry, reentered the portfolio. We originally bought this stock at prices under $15 in March 2000 and sold those shares in December at prices above $25. We have been able to reacquire Mentor shares in the mid-teens. Finally, we purchased a small position in Optimal Robotics, a rapidly growing, cash rich manufacturer of self-service checkout systems for grocery and general merchandise retailers. We believe that these new investments in financially strong companies in diverse industries should aid the Fund's future performance.


OPPORTUNITIES IN TECHNOLOGY STOCKS

In general, technology stocks have been a difficult sector in which to achieve positive investment returns over the past couple of years. While we are not known for our technology investments since they typically comprise less than 15% of the Fund's total assets, we have invested in and will in the future invest in technology companies. Firms that meet our investment criteria usually have either very solid business models in non-commodity niches and/or undervalued assets on their balance sheets. This disciplined approach has only yielded ten technology related investments for your Fund since January 1, 1999. However, these ten investments have resulted in net realized and unrealized gains of over $43 million for your Fund through September 30, 2001. By being selective our

[SIDENOTE]
                                   HIGHLIGHTS

- Flight to quality that typically accompanies periods of national crisis resulted in small cap stocks underperforming large cap peers. However, we expect the rebound in small cap value that began in 2000 to continue despite recent volatility, and to persist for the next few years.


- As the markets regained some stability after 9/17, we added to many positions at attractive prices. These trades not only upgraded the portfolio but also brought our estimated distribution to zero as of September 30.

- We added six new stocks and sold two stocks. All new purchases are companies with above-average balance sheet strength operating in diverse industries.

technology investments have resulted in six stocks achieving significant gains, two were approximately breakeven performers and two suffered losses.

Mentor Graphics fits our investment parameters. First, Mentor has a rock solid balance sheet with minimal debt and over $2 per share in net cash. Second, Mentor has a strong and growing market share with its customers, and the company's research & development efforts continue to yield exciting new products. Finally, Mentor trades at less than eight times our estimate of 2002 cash flow which is a modest valuation based upon both Mentor's expected growth rate and the current low level of interest rates. Therefore, based upon these favorable factors, we have recently reestablished a position in Mentor for your Fund.


THE FUTURE

Many small cap stocks are selling at very compelling valuations. Therefore, we continue to expect the rebound in small cap value stocks that began in 2000 will, despite the recent volatility, likely persist for the next few years.

We sincerely thank our shareholders for your steadfast support of The Oakmark Small Cap Fund.


/s/ James P. Benson

JAMES P. BENSON, CFA

Portfolio Manager
jbenson@oakmark.com



/s/ Clyde S. McGregor

CLYDE S. MCGREGOR, CFA

Portfolio Manager
mcgregor@oakmark.com

October 5, 2001

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001


NAME                                                                 SHARES HELD         MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.8%
------------------------------------------------------------------------------------------------------

FOOD & BEVERAGE--7.2%
    Ralcorp Holdings, Inc. (a)                                           579,000        $  11,267,340
    Del Monte Foods Company (a)                                        1,020,000            7,854,000
                                                                                        -------------
                                                                                           19,121,340
APPAREL--1.4%
    R.G. Barry Corporation (a)(d)                                        907,000         $  3,664,280


RETAIL--3.3%
    ShopKo Stores, Inc. (a)                                              936,000         $  7,759,440
    Ugly Duckling Corporation (a)                                        370,000            1,024,900
                                                                                        -------------
                                                                                            8,784,340


OFFICE EQUIPMENT--2.2%
    InFocus Corporation (a)                                              357,500         $  4,665,375
    MCSi, Inc. (a)                                                        75,000            1,208,250
                                                                                        -------------
                                                                                            5,873,625
OTHER CONSUMER GOODS & SERVICES--3.5%
    Department 56, Inc. (a)                                              600,000         $  3,810,000
    Central Parking Corporation                                          250,000            3,497,500
    American Greetings Corporation, Class A                              150,000            1,986,000
                                                                                        -------------
                                                                                            9,293,500
BANK & THRIFTS--10.1%
    BankAtlantic Bancorp, Inc., Class A                                1,023,700        $  10,339,370
    People's Bank of Bridgeport, Connecticut                             325,000            7,215,000
    Golden State Bancorp Inc.                                            190,000            5,776,000
    PennFed Financial Services, Inc.                                     150,000            3,372,000
                                                                                        -------------
                                                                                           26,702,370
INSURANCE--4.7%
    The PMI Group, Inc.                                                  200,000        $  12,478,000


OTHER FINANCIAL--2.3%
    NCO Group, Inc. (a)                                                  450,000         $  6,156,000


HOTELS & MOTELS--2.9%
    Prime Hospitality Corp. (a)                                          860,000         $  7,568,000


EDUCATIONAL SERVICES--4.2%
    ITT Educational Services, Inc. (a)                                   349,800        $  11,193,600


MARKETING SERVICES--0.2%
    Grey Global Group Inc.                                                 1,000            $ 553,000


DATA STORAGE--1.6%
    Imation Corp. (a)                                                    200,000         $  4,180,000



NAME                                                                 SHARES HELD         MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.8% (CONT.)
------------------------------------------------------------------------------------------------------

COMPUTER SERVICES--2.7%
    CIBER, Inc. (a)                                                      960,000         $  6,048,000
    Interland, Inc. (a)                                                1,050,000            1,102,500
                                                                                        -------------
                                                                                            7,150,500
COMPUTER SOFTWARE--7.8%
    MSC.Software Corp. (a)                                               625,000        $  10,062,500
    Mentor Graphics Corporation (a)                                      520,000            7,165,600
    SilverStream Software, Inc. (a)                                      700,000            2,604,000
    Symantec Corporation (a)                                              20,000              693,400
                                                                                        -------------
                                                                                           20,525,500
COMPUTER SYSTEMS--0.5%
    Optimal Robotics Corp., Class A (a)                                   50,000         $  1,225,000


SECURITY SYSTEMS--3.8%
    Checkpoint Systems, Inc. (a)                                         910,000         $  9,946,300


PHARMACEUTICALS--2.1%
    Elan Corporation plc (a)(b)                                          115,000         $  5,571,750


MEDICAL RESEARCH--1.0%
    Covance Inc. (a)                                                     155,000         $  2,776,050


MEDICAL PRODUCTS--5.9%
    CONMED Corporation (a)                                               322,500         $  5,708,250
    Sybron Dental Specialties, Inc. (a)                                  250,000            4,650,000
    Hanger Orthopedic Group, Inc. (a)(d)                                 960,000            3,552,000
    ORATEC Interventions, Inc. (a)                                       250,000            1,730,000
                                                                                        -------------
                                                                                           15,640,250
AUTOMOTIVE--0.5%
    Standard Motor Products, Inc.                                        120,000         $  1,404,000


AUTOMOBILE RENTALS--1.2%
    Dollar Thrifty Automotive Group, Inc. (a)                            310,000         $  3,084,500


TRANSPORTATION SERVICES--3.2%
    Teekay Shipping Corporation (c)                                      250,000         $  7,795,000
    Frontline Limited (c)                                                 75,000              682,500
                                                                                        -------------
                                                                                            8,477,500
INSTRUMENTS--4.4%
    IDEXX Laboratories, Inc. (a)                                         400,000         $  9,348,000
    Measurement Specialties, Inc. (a)                                    225,000            2,225,250
                                                                                        -------------
                                                                                           11,573,250
MACHINERY & INDUSTRIAL PROCESSING--2.1%
    Columbus McKinnon Corporation                                        525,000         $  5,460,000


                                                                   SHARES HELD/
NAME                                                                PAR VALUE          MARKET VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.8% (CONT.)
------------------------------------------------------------------------------------------------------

CHEMICALS--2.1%
    H.B. Fuller Company                                                   70,000         $  3,206,000
    Georgia Gulf Corporation                                             150,000            2,410,500
                                                                                        -------------
                                                                                            5,616,500
OIL & NATURAL GAS--4.8%
    St. Mary Land & Exploration Company                                  300,000         $  4,779,000
    Cabot Oil & Gas Corporation, Class A                                 200,000            3,990,000
    Berry Petroleum Company, Class A                                     250,000            3,862,500
                                                                                        -------------
                                                                                           12,631,500
OTHER INDUSTRIAL GOODS & SERVICES--1.3%
    Intergrated Electrical Services, Inc. (a)                            360,000         $  1,980,000
    Gardner Denver Inc. (a)                                               65,000            1,443,000
                                                                                        -------------
                                                                                            3,423,000
REAL ESTATE--6.8%
    Catellus Development Corporation (a)                                 750,000        $  13,110,000
    Trammell Crow Company (a)                                            500,000            5,000,000
                                                                                        -------------
                                                                                           18,110,000

      TOTAL COMMON STOCKS (COST: $255,152,479)                                            248,183,655

SHORT TERM INVESTMENTS--3.6%

COMMERCIAL PAPER--1.9%
      General Electric Capital Corporation, 3.25% due 10/1/2001       $5,000,000         $  5,000,000

      TOTAL COMMERCIAL PAPER (COST: $5,000,000)                                             5,000,000

REPURCHASE AGREEMENTS--1.7%
      State Street Repurchase Agreement, 3.05% due 10/1/2001,
         repurchase price $4,565,160, collateralized by
         U.S. Treasury Bonds                                          $4,564,000         $  4,564,000

      TOTAL REPURCHASE AGREEMENTS (COST: $4,564,000)                                        4,564,000
      TOTAL SHORT TERM INVESTMENTS (COST: $9,564,000)                                       9,564,000
      Total Investments (Cost $264,716,479)--97.4% (e)                                   $257,747,655
      Other Assets In Excess Of Other Liabilities--2.6%                                     6,864,550
                                                                                        -------------
      TOTAL NET ASSETS--100%                                                             $264,612,205
                                                                                        =============

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.
(c)  Represents foreign domiciled corporation.
(d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(e) At September 30, 2001, net unrealized depreciation of $6,968,824, for federal income tax purposes, consisted of gross unrealized appreciation of $43,469,101 and gross unrealized depreciation of $50,437,925.

    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK EQUITY AND INCOME FUND
REPORT FROM CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

                [PHOTO]                 [PHOTO]


THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/01) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(12)

[CHART]


                  THE OAKMARK      LIPPER
                  EQUITY AND      BALANCED
                  INCOME FUND    FUND INDEX
10/31/95            $10,000        $10,000
12/31/95            $10,240        $10,473
03/31/96            $10,500        $10,707
06/30/96            $11,040        $10,925
09/30/96            $11,110        $11,213
12/31/96            $11,805        $11,840
03/31/97            $12,153        $11,895
06/30/97            $13,430        $13,178
09/30/97            $14,810        $14,024
12/31/97            $14,941        $14,243
03/31/98            $16,233        $15,370
06/30/98            $16,320        $15,599
09/30/98            $15,191        $14,701
12/31/98            $16,792        $16,392
03/31/99            $16,792        $16,655
06/30/99            $18,457        $17,402
09/30/99            $17,518        $16,682
12/31/99            $18,119        $17,863
03/31/00            $18,924        $18,396
06/30/00            $18,886        $18,174
09/30/00            $20,761        $18,535
12/31/00            $21,723        $18,290
03/31/01            $22,621        $17,374
06/30/01            $24,445        $17,984
09/30/01            $23,751        $16,621

                                                 AVERAGE ANNUAL TOTAL RETURNS(1)
                                                      (as of 9/30/01)


                             YEAR TO DATE       1-YEAR     5-YEAR        SINCE
                             TOTAL RETURN*                             INCEPTION
                            (AS OF 9/30/01)                            (11/1/95)
--------------------------------------------------------------------------------
OAKMARK EQUITY AND            9.34%           14.40%       16.40%       15.73%
INCOME FUND

S&P 500(4)                  -20.39%          -26.62%       10.22%       12.08%

Lehman Govt./                 8.44%           13.17%       8.00%         7.25%
Corp. Bond(13)

Lipper Balanced Index        -9.13%          -10.33%       8.19%         8.96%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

QUARTER AND ANNUAL REVIEW

Despite ending at a difficult moment, fiscal 2001 proved to be another profitable period for The Oakmark Equity and Income Fund. The return for the twelve months was 14%, which contrasts with a loss of 10% for the Lipper Balanced Fund Index, our primary standard of comparison. The September quarter itself, however, was not positive as the stock market's drastic downturn overwhelmed the moderate gains we realized from bonds. For the quarter, the Fund declined 3%, again far better than the 8% loss that the Lipper posted.

Oakmark Equity and Income garnered many new shareholders over the last twelve months, so a brief refresher course on some of our firm's guiding principles may be appropriate. Our first three rules of investing are "Don't lose money," "Don't lose money," "Don't lose money." The power of negative returns has been amply demonstrated over the last 18 months. Mathematics dictates that a loss of 20% in a period requires a gain of 25% in the subsequent period just to get back to the starting point. Turning to our recent results for the Fund, we are grateful to have bested our standard of comparison in the quarter, but we are unimpressed with the absolute outcome. The quarter was the third to lose money in the Fund's 23-quarter lifespan. Our goal is to improve upon that record.

OUTLOOK IN THE AFTERMATH

Even before September 11th the US economy appeared to be headed for a period of torpor. Given the horrors of that date and the subsequent layoffs, bankruptcies, etc., a recession seems probable. Speaking only about the economy, September 11th not only diminished consumer and investor confidence but also introduced new taxes on business in the guise of security measures.

Since September 11th, economists and clients have suggested many possible paths for the economy. Over the last month our clients have frequently espoused the hypothesis that major acts of terrorism will become a regular feature of our socio-political environment. Another common model has the United States repeating the Japanese experience of the previous decade. In this model American consumers lose their natural ebullience and government fiscal and monetary policy fail to stimulate economic recovery. In either of these economic scenarios, the investing environment would be extremely difficult.

We have no more ability to forecast the economy successfully than we do to predict when (or if) acts of terrorism may hit. We do believe that in our country the process of reversion to the mean is very powerful and that extreme outcomes for the economy or stocks tend to be unsustainable. In this cycle government leadership initiated efforts to head off recession far earlier than is usually the case, and the new spirit of bipartisanship may enable additional stimulus efforts to be enacted quickly. We believe our most appropriate course of action for you, our shareholders, is to continue to invest according to the tenets of our value-based investing style. In this manner we attempt to make sense of a world and investing environment that periodically does not make sense.

WHAT DID WE DO?

Historically this quarter's report has focused on the Fund's successful holdings of the previous 12 months. Given the unprecedented events in September, we will break with tradition and recount our actions in the last two weeks of that month. This exercise will demonstrate both our inability to forecast the future correctly and the positive attributes of adhering to our investing approach.

The stock market was closed from September 11th through Friday, the 15th. This gave us time to prepare for a challenging market opening on the following Monday. Our first thought was that shareholders of all mutual funds would become more risk-averse and that redemptions from Equity and Income were likely. We also observed that during the period our markets were closed foreign stock markets sank while the prices of oil and gold rallied. We believed the equity portion of the Fund was favorably positioned with minimal exposure to the most affected industries while the largest industry exposure was in energy. Accordingly, we prepared to react to three possibilities: significant redemptions from the Fund, a strong rally in energy stocks that could be a selling opportunity, and potential buying opportunities in insurance and travel-related issues.

So how effective did our preparations prove? To our surprise, the Fund received positive cash flow from our investors over the period. Second, energy prices sank like a stone on the morning the stock market reopened, pulling the prices of our energy company holdings down. Our readiness to buy issues with depressed prices, however, did prove fruitful.

We initiated positions in eight stocks and two bonds after the market reopened. PartnerRe, a Bermuda-based reinsurance company and previous holding of the fund, has enjoyed such a vigorous recovery from its post-9/11 bottom that the stock is today the Fund's largest holding. Other new positions we purchased after drastic price declines include industrial conglomerates (Cooper, Dover, and Textron), a hotel company (Starwood), a retailer (Gap), an advertising agency (Interpublic), and another energy name (Cabot Oil & Gas). We also found timely buys in the fixed income sector as rattled sellers sought liquidity wherever they could find it. We purchased the bonds of Park Place Entertainment and Rite Aid at prices that we estimate to offer the return potential of an equity holding.

The obvious conclusion is that we serve our clients best when we stick to our knitting: constructing a portfolio by

[SIDENOTE]
                                   HIGHLIGHTS

- The Fund returned 14% for the 12-month period ending 9/30, compared to a loss of 10% for the Lipper Balanced Fund Index.

- We initiated positions in eight stocks and two bonds after the market reopened on 9/17, as the Fund received positive cash flow from our investors over the period.

- After drastic price declines, new stock purchases we made included industrial conglomerates, a hotel company, a retailer, an advertising agency, and an energy name. We also found timely buys in the fixed-income sector as rattled sellers sought liquidity.

the disciplined application of our value-investing style to the opportunities the markets present to us. And, the corollary to this rule is that the best opportunities arise when we are buying from an "informationless" seller, I.E. an investor who is selling because of reasons that have nothing to do with fundamental knowledge of the investment.

In closing, we once again thank you our shareholders for your support and loyalty through this difficult time. Your constancy has made our job easier. We all pray that our next letter will cover a more tranquil time period. In the meantime we welcome your e-mailed questions or comments.



/s/ Clyde S. McGregor
--------------------------
CLYDE S. MCGREGOR, CFA

Portfolio Manager
mcgregor@oakmark.com


/s/ Edward A. Studzinski,
-----------------------------
EDWARD A. STUDZINSKI, CFA

Portfolio Manager
estudzinski@oakmark.com

October 4, 2001

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001


                                                               SHARES HELD     MARKET VALUE
EQUITY AND EQUIVALENTS--57.6%

FOOD & BEVERAGE--3.0%
    UST Inc.                                                       560,000    $  18,592,000

RETAIL--3.6%
    Office Depot, Inc. (a)                                         980,000    $  13,328,000
    J.C. Penney Company, Inc.                                      350,000        7,665,000
    The Gap, Inc.                                                  125,000        1,493,750
                                                                              -------------
                                                                                 22,486,750
HOUSEHOLD PRODUCTS--0.2%
    Energizer Holdings, Inc. (a)                                    80,000    $   1,329,600

BANK & THRIFTS--2.2%
    U.S. Bancorp                                                   610,703    $  13,545,393

INSURANCE--6.5%
    PartnerRe Ltd. (b)                                             440,600    $  20,752,260
    SAFECO Corporation                                             650,000       19,714,500
                                                                              -------------
                                                                                 40,466,760
OTHER FINANCIAL--2.7%
    GATX Corporation                                               500,000    $  16,820,000

HOTELS & MOTELS--0.7%
    Starwood Hotels & Resorts Worldwide, Inc.                      200,000    $   4,400,000

MARKETING SERVICES--0.3%
    The Interpublic Group of Companies, Inc.                       100,000    $   2,040,000

INFORMATION SERVICES--1.6%
    Ceridian Corporation (a)                                       705,000    $  10,222,500

COMPUTER SOFTWARE--5.4%
    Novell, Inc. (a)                                             3,500,000    $  12,810,000
    Synopsys, Inc. (a)                                             275,000       11,030,222
    The Reynolds and Reynolds Company, Class A                     414,000        9,646,200
                                                                              -------------
                                                                                 33,486,422
PRINTING--1.5%
    Valassis Communications, Inc. (a)                              289,400    $   9,234,754

PHARMACEUTICALS--4.9%
    Watson Pharmaceuticals, Inc. (a)                               336,000    $  18,382,560
    Chiron Corporation (a)                                         270,000       11,979,900
                                                                              -------------
                                                                                 30,362,460
MEDICAL PRODUCTS--3.4%
    Sybron Dental Specialties, Inc. (a)                            341,666    $   6,354,988
    Edwards Lifesciences Corporation (a)                           275,000        6,160,000
    Guidant Corporation (a)                                        125,000        4,812,500
    Apogent Technologies Inc. (a)                                  150,000        3,585,000
                                                                              -------------
                                                                                 20,912,488


                                                               SHARES HELD     MARKET VALUE
EQUITY AND EQUIVALENTS--57.6% (CONT.)

TRANSPORTATION SERVICES--0.2%
    Nordic American Tanker Shipping Limited (b)                     96,900    $   1,452,531

AEROSPACE & DEFENSE--1.9%
    Rockwell Collins                                               823,600    $  11,695,120

AGRICULTURAL EQUIPMENT--0.3%
    Alamo Group Inc.                                               141,900    $   1,827,672

INSTRUMENTS--0.7%
    Varian Inc. (a)                                                177,900    $   4,532,892

MACHINERY & INDUSTRIAL PROCESSING--3.9%
    Cooper Industries, Inc.                                        300,000    $  12,441,000
    Rockwell International Corporation                             811,000       11,905,480
                                                                              -------------
                                                                                 24,346,480
FORESTRY PRODUCTS--2.3%
    Georgia-Pacific Corporation (Timber Group)                     401,200    $  14,531,464

OIL & NATURAL GAS--8.4%
    XTO Energy, Inc.                                             1,328,000    $  18,525,600
    Conoco Inc.                                                    675,000       17,165,250
    St. Mary Land & Exploration Company                            780,000       12,425,400
    Berry Petroleum Company                                        148,100        2,288,145
    Cabot Oil & Gas Corporation                                     85,500        1,705,725
                                                                              -------------
                                                                                 52,110,120
REAL ESTATE--1.9%
    Catellus Development Corporation (a)                           695,900    $  12,164,332

DIVERSIFIED CONGLOMERATES--2.0%
    Textron, Inc.                                                  286,100    $   9,615,821
    Dover Corporation                                              100,000        3,011,000
                                                                              -------------
                                                                                 12,626,821

    TOTAL EQUITY AND EQUIVALENTS (COST: $362,269,593)                           359,186,559

FIXED INCOME --29.3%

PREFERRED STOCK--0.5%

BANK & THRIFTS--0.3%
    BBC Capital Trust I, Preferred, 9.50%                           48,000    $   1,183,200
    Pennfed Capital Trust, Preferred, 8.90%                         27,500          694,375
    Fidelity Capital Trust I, Preferred, 8.375%                     43,500          426,300
                                                                              -------------
                                                                                  2,303,875
TELECOMMUNICATIONS--0.1%
    MediaOne Finance Trust III, Preferred, 9.04%                    20,000    $     510,000


                                                               SHARES HELD/
                                                                PAR VALUE      MARKET VALUE
FIXED INCOME--29.3% (CONT.)

REAL ESTATE--0.1%
    Host Marriott Corporation, Preferred Class B, 10.00%            21,000    $     483,000
    Host Marriott Corporation, Preferred Class A, 10.00%             5,000          113,600
                                                                              -------------
                                                                                    596,600

    TOTAL PREFERRED STOCK (COST: $3,350,448)                                      3,410,475

CORPORATE BONDS--1.5%

RETAIL--0.4%
    Rite Aid Corporation, 7.625% due 4/15/2005, Senior Notes   $ 2,000,000    $   1,760,000
    Ugly Duckling Corporation, 12.00% due 10/15/2003,
      Subordinated Debenture                                       650,000          520,000
                                                                              -------------
                                                                                  2,280,000

OFFICE EQUIPMENT--0.1%
    Xerox Capital Europe Plc, 5.75% due 5/15/2002              $   500,000    $     474,830

HOTELS & MOTELS--0.5%
    Park Place Entertainment, 7.00% due 7/15/2004, Senior
      Notes                                                    $ 2,700,000    $   2,679,658
    Park Place Entertainment, 7.375% due 6/1/2002, Senior
      Notes                                                        320,000          322,112
                                                                              -------------
                                                                                  3,001,770

TV PROGRAMMING--0.3%
    Liberty Media Corporation, 8.25% due 2/1/2030, Debenture   $ 2,500,000    $   2,224,510

BUILDING MATERIALS & CONSTRUCTION--0.1%
    Juno Lighting, Inc., 11.875% due 7/1/2009, Senior
      Subordinated Note                                        $   750,000    $     690,000

UTILITIES--0.1%
    Midland Funding Corporation, 11.75% due 7/23/2005          $   500,000    $     559,375

    TOTAL CORPORATE BONDS (COST: $9,369,855)                                      9,230,485

GOVERNMENT AND AGENCY SECURITIES--27.3%

U.S. GOVERNMENT NOTES--26.4%
    United States Treasury Notes, 3.375% due 1/15/2007,
      Inflation Indexed                                        $42,576,720    $  43,800,801
    United States Treasury Notes, 10.75% due 8/15/2005          20,000,000       25,040,620
    United States Treasury Notes, 7.00% due 7/15/2006           20,000,000       22,655,460
    United States Treasury Notes, 6.625% due 5/15/2007          20,000,000       22,512,500
    United States Treasury Notes, 11.875% due 11/15/2003        15,000,000       17,728,710
    United States Treasury Notes, 7.875% due 11/15/2004         15,000,000       16,958,790
    United States Treasury Notes, 7.25% due 8/15/2004            5,000,000        5,541,600
    United States Treasury Notes, 5.25% due 5/15/2004            5,000,000        5,267,190
    United States Treasury Notes, 5.25% due 8/15/2003            5,000,000        5,220,655
                                                                              -------------
                                                                                164,726,326


                                                                PAR VALUE      MARKET VALUE
FIXED INCOME--29.3% (CONT.)

  U.S. GOVERNMENT AGENCIES--0.9%
    Federal Home Loan Bank, 6.75% due 5/1/2002                 $ 2,000,000    $   2,049,550
    Federal Home Loan Bank, 7.85% due 6/7/2004,
      Consolidated Bond                                          1,250,000        1,295,501
    Federal Home Loan Bank, 6.50% due 10/19/2001                 1,000,000        1,016,071
    Federal Home Loan Mortgage Corporation, 7.00%
      due 2/23/2016                                              1,000,000        1,004,236
                                                                              -------------
                                                                                  5,365,358

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $165,122,927)                 170,091,684

    TOTAL FIXED INCOME (COST: $177,843,230)                                     182,732,644

SHORT TERM INVESTMENTS--14.3%

GOVERNMENT AND AGENCY SECURITIES--3.2%

U.S. GOVERNMENT AGENCIES--3.2%
    Federal Home Loan Bank, 2.75% due 10/9/2001, Discount
      Note                                                     $20,000,000    $  19,987,778

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $19,987,778)                   19,987,778

COMMERCIAL PAPER--8.0%
    Citicorp, 3.20% due 10/2/2001                              $10,000,000    $  10,000,000
    American Express Credit Corporation, 3.35% due 10/1/2001    20,000,000       20,000,000
    General Electric Capital Corporation, 3.25% due 10/1/2001   20,000,000       20,000,000
                                                                              -------------
    TOTAL COMMERCIAL PAPER (COST: $50,000,000)                                   50,000,000

REPURCHASE AGREEMENTS--3.1%
    State Street Repurchase Agreement, 3.05% due 10/1/2001,
      repurchase price $18,844,789, collateralized by
      U.S. Treasury Bonds.                                     $18,840,000    $  18,840,000

    TOTAL REPURCHASE AGREEMENTS (COST: $18,840,000)                              18,840,000

    TOTAL SHORT TERM INVESTMENTS (COST: $88,827,778)                             88,827,778

    Total Investments (Cost $628,940,601) - 101.2% (c)                        $ 630,746,981
    Other Liabilities In Excess Of Other Assets - (1.2)%                         (7,390,585)
                                                                              -------------
    TOTAL NET ASSETS--100%                                                    $ 623,356,396
                                                                              =============


(a) Non-income producing security.
(b) Represents foreign domiciled security.
(c) At September 30, 2001, net unrealized appreciation of $1,806,380, for federal income tax purposes, consisted of gross unrealized appreciation of $29,993,999 and gross unrealized depreciation of $28,187,619.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND
REPORT FROM GREGORY L. JACKSON AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF GREGORY L. JACKSON AND MICHAEL J. WELSH]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (9/30/01) AS COMPARED TO THE MSCI WORLD INDEX(14)

[CHART]

                      THE OAKMARK     MSCI WORLD
                      GLOBAL FUND       INDEX
  8/1/1999              $10,000          $10,000
 9/30/1999               $9,180           $9,883
12/31/1999               $9,981          $11,550
 3/31/2000              $10,061          $11,668
 6/30/2000              $10,381          $11,255
 9/30/2000              $10,922          $10,689
12/31/2000              $11,562          $10,028
 3/31/2001              $11,480           $8,739
 6/30/2001              $13,289           $8,959
 9/30/2001              $11,071           $7,676


                                       AVERAGE ANNUAL TOTAL RETURNS(1)
                                               (as of 9/30/01)

                              YEAR TO DATE         1-YEAR           SINCE
                              TOTAL RETURN*                       INCEPTION
                             (AS OF 9/30/01)                      (8/4/99)
--------------------------------------------------------------------------------
OAKMARK GLOBAL FUND               -4.24%             1.37%          4.80%(2)
MSCI World                       -23.40%           -28.20%         -11.48%
Lipper Global Index(15)          -23.18%           -27.35%         -6.84%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

FELLOW SHAREHOLDERS,

The Oakmark Global Fund suffered from significant declines in world equity markets this quarter, declining by 17% for the three-month period ending September 30, 2001. This performance was roughly in line with the MSCI World and the Lipper Global Fund indices, which were down 14% and 15%, respectively.

For the twelve-month period ending September 30, 2001, which represents our fiscal year end, The Oakmark Global Fund returned 1% compared to large declines of 28% and 27% for the MSCI World Index and the Lipper Global Fund Index, respectively. This significant out-performance by your Fund during these times of turbulent markets is a reflection of our focus on downside protection in the portfolio as well as capital appreciation.

OPPORTUNITIES

We believe that in times of extraordinary share price volatility the markets usually provide greater long-term opportunity. More volatility usually creates greater gaps between share prices and intrinsic business value. In taking advantage of these opportunities, we strive to upgrade the quality of the portfolio while maintaining the same expected return. We focus on businesses with higher profitability, and higher growth; in short, companies that in most circumstances would be too expensive to meet our investment criteria. Two top ten positions that illustrate this are SYNOPSYS and MICHAEL PAGE INTERNATIONAL
(UK), both of which were added during the quarter.

SYNOPSYS sells design automation solutions to the manufacturers of advanced semi-conductors. These software programs help chip companies design and test new chips. So far,

Synopsys' underlying business has been resilient to the downturn in the industry as chip companies usually cut back on R&D as a last resort. As indicated on several occasions we prefer to own "growth" stocks but only on our own terms: where the share price fails to accurately reflect the intrinsic value of the business.

Although there remains the possibility that the company will be temporarily impacted by the problems currently facing its customers, an important margin of safety lies in the company's balance sheet. An accounting change has both masked the company's true earnings power and allowed for the effective elimination of price discounting. We believe the market has misunderstood the true economic impact on the business, and as a result has caused the share price to dive. As reported earnings normalize over the next two years, most of this hidden value and the significant under-valuation of Synopsys will become visible.

In the UK we have added MICHAEL PAGE INTERNATIONAL, one of the premier recruiting consultants in Europe. The company was spun-out in March of this year from the heavily indebted US holding company Spherion. Worries about a slowdown in the economy helped cause the stock to plunge, dropping from a high of 235p to 108p.

Last month in London we again met with both CEO Terry Benson and CFO Stephen Puckett and came away even more impressed by their business model and financial focus. Management's record of organic growth and profitability are the envy of the industry. Further, top management's compensation is very dependent on share price appreciation. It was also clear from our discussion that they are well prepared for a slow-down in their business, and have done a better job than their competitors in weathering downturns in the past.

One of the most successful aspects of their economic model is a profit-sharing scheme that keeps everyone focused on the bottom-line. Each consultant gets back 25% of his profit contribution as a bonus, so expenses feel as though they are "coming out of one's own pocket". This profit focus has also prevented management from building a lot of fixed costs that would come back to bite them in a down recruitment market.

There is some cyclical risk to the short-term operating results and things have started to slow, though not dramatically. The company's financial position looks strong, and there will be net cash on the balance sheet by the end of this year. Given substantial free cash flow generation and the current depressed share price, management would look at share buybacks to the extent they have excess capital.

LOOKING FORWARD

These two new investments hopefully give you insight into why we are so optimistic about our current positions and future prospects. When the market allows you to buy such quality businesses at large discounts to intrinsic value, we get excited about the long-term performance prospects of your Fund.

We thank you for your continued confidence in the newest fund in the Oakmark Family. We look forward to a long and prosperous future.


/S/ Gregory L. Jackson
--------------------------
GREGORY L. JACKSON

Portfolio Manager
gjackson@oakmark.com


/s/ Michael J. Welsh
--------------------------
MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142.compuserve.com

October 8, 2001

[SIDENOTE]
                                   HIGHLIGHTS

- The market is providing us with opportunities to buy quality businesses at large discounts to intrinsic value. We are optimistic about current positions and excited about the Fund's long-term prospects.


- In taking advantage of short-term market volatility, we strive to upgrade the quality of the portfolio by focusing on undervalued businesses with higher profitability and higher growth potential.

- Two top-ten positions were added this past quarter, Synopsys and Michael Page Intl., which typify our investment approach.

GLOBAL DIVERSIFICATION--SEPTEMBER 30, 2001

[CHART]


                         % OF FUND
                        NET ASSETS
   UNITED STATES           43.7%

   EUROPE                  27.3%
    Great Britain          14.6%
  * France                  3.7%
  * Italy                   3.5%
  * Netherlands             3.1%
    Switzerland             2.4%

   PACIFIC RIM             14.7%
   Korea                    7.9%
   Japan                    5.3%
   Australia                1.5%

   LATIN AMERICA            4.1%
   Mexico                   4.1%

* Euro currency countries comprise 10.3% of the Fund.

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001


                                              DESCRIPTION                                      SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--89.9%

FOOD & BEVERAGE--7.4%
    Lotte Chilsung Beverage                   Soft Drinks, Juices, & Sport Drinks
      Co., Ltd. (Korea)                         Manufacturer                                         6,700     $   1,325,613
    Hite Brewery Co., Ltd.                    Brewer
       (Korea)                                                                                      35,500         1,265,913
    Diageo plc                                Beverages, Wines, & Spirits
       (Great Britain)                          Manufacturer                                        95,000           999,297
                                                                                                               --------------
                                                                                                                   3,590,823
RETAIL--6.1%
    Somerfield plc                            Food Retailer
      (Great Britain)                                                                            1,198,000     $   1,571,906
    ShopKo Stores, Inc.                       Specialty Discount Retailer
      (United States), (a)                                                                         166,600         1,381,114
                                                                                                               --------------
                                                                                                                   2,953,020
HOME FURNISHINGS--3.1%
    Hunter Douglas N.V.                       Window Coverings Manufacturer
      (Netherlands)                                                                                 68,000     $   1,485,201

OTHER CONSUMER GOODS & SERVICES--0.7%
    Royal Doulton plc                         Tableware & Giftware
      (Great Britain), (a)                                                                       1,069,700     $     345,976

OTHER FINANCIAL 2.4%
    Ichiyoshi Securities Co.,                 Stock Broker
      Ltd. (Japan)                                                                                 354,000     $   1,134,368

HOTELS & MOTELS--2.1%
    Jarvis Hotels plc                         Hotel Operator
      (Great Britain)                                                                              705,000     $   1,026,091

HUMAN RESOURCES--4.8%
    Michael Page                              Recruitment Consultancy Services
      International plc
      (Great Britain)                                                                            1,447,000     $   2,308,127

EDUCATIONAL SERVICES--9.0%
    ITT Educational Services,                 Postsecondary Degree Programs
      Inc. (United States), (a)                                                                     85,000     $   2,720,000
    Learning Tree                             Computer Related Education
      International, Inc.
       (United States), (a)                                                                         80,000         1,624,000
                                                                                                               --------------
                                                                                                                   4,344,000


                                              DESCRIPTION                                      SHARES HELD     MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--89.9% (CONT.)

MARKETING SERVICES--2.8%
    The Interpublic Group                     Advertising & Marketing Services
      of Companies, Inc.
      (United States)                                                                               65,000     $   1,326,000

INFORMATION SERVICES--6.6%
    Ceridian Corporation                      Data Management Services
      (United States), (a)                                                                         115,000     $   1,667,500
    Equifax Inc.                              Consumer Credit Information
      (United States)                                                                               70,000         1,533,000
                                                                                                               --------------
                                                                                                                   3,200,500
COMPUTER SERVICES--4.9%
    Meitec Corporation                        Software Engineering Services
      (Japan)                                                                                       55,100     $   1,432,849
    First Data Corporation                    Electronic Commerce Services
       (United States)                                                                              16,000           932,160
                                                                                                               --------------
                                                                                                                   2,365,009
COMPUTER SOFTWARE--14.4%
    Novell, Inc.                              Network & Internet
      (United States), (a)                      Integration Software                               700,000     $   2,562,000
    Synopsys, Inc.                            Electonic Design Automation
      (United States), (a)                                                                          60,000         2,406,594
    The Reynolds and                          Information Management Systems
      Reynolds Company,
      Class A (United States)                                                                       85,000         1,980,500
                                                                                                               --------------
                                                                                                                   6,949,094
COMPUTER SYSTEMS--3.1%
Lectra (France), (a)                          Manufacturing Process Systems                        516,998     $   1,505,581

TELECOMMUNICATIONS--1.8%
    SK Telecom Co.,                           Mobile Telecommunications
      Ltd. (Korea)                                                                                   5,400     $     861,350

BROADCASTING & CABLE TV--4.1%
    Grupo Televisa S.A.                       Television Production &
      (Mexico), (a)(b)                          Broadcasting                                        69,100     $   1,983,170

PRINTING--4.3%
    Valassis Communications,                  Product Promotions Printer
      Inc. (United States), (a)                                                                     65,000     $   2,074,150


                                                                                               SHARES HELD/
                                              DESCRIPTION                                       PAR VALUE      MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--89.9% (CONT.)

MEDICAL PRODUCTS--1.9%
    Edwards Lifesciences                      Respiratory Products
      Corporation
      (United States), (a)                                                                          40,000     $     896,000

AUTOMOBILES--3.5%
    Ducati Motor Holding                      Motorcycle Manufacturer
      S.p.A. (Italy), (a)                                                                        1,375,500     $   1,689,894

CHEMICALS--2.4%
    Givaudan                                  Fragrance & Flavor
      (Switzerland), (a)                        Compound Manufacturer                                3,800     $   1,143,475

OTHER INDUSTRIAL GOODS & SERVICES--2.3%
    Enodis plc (Great Britain)                Food Processing Equipment                            695,000     $     796,968
    GFI Industries SA (France)                Industrial Fastener Manufacturer                      20,325           297,798
                                                                                                               --------------
                                                                                                                   1,094,766
DIVERSIFIED CONGLOMERATES--2.2%
    Pacific Dunlop Limited                    Diversified Manufacturer
      (Australia)                                                                                2,065,000     $     735,446
    Tae Young Corp. (Korea)                   Heavy Construction                                    16,900           335,667

                                                                                                                   1,071,113
                                                                                                               --------------
    TOTAL COMMON STOCKS (COST: $45,987,336)                                                                       43,347,708

SHORT TERM INVESTMENTS--9.6%

COMMERCIAL PAPER--6.2%
    American Express Credit Corporation, 3.35% due 10/1/2001                                    $1,500,000     $   1,500,000
    General Electric Capital Corporation, 3.25% due 10/1/2001                                    1,500,000         1,500,000
                                                                                                               --------------
    TOTAL COMMERCIAL PAPER (COST: $3,000,000)                                                                      3,000,000

REPURCHASE AGREEMENTS--3.4%
    State Street Repurchase Agreement, 3.05% due 10/1/2001,
      repurchase price $1,638,416, collateralized by
      U.S.Treasury Bonds                                                                        $1,638,000     $   1,638,000

    TOTAL REPURCHASE AGREEMENTS (COST: $1,638,000)                                                                 1,638,000

    TOTAL SHORT TERM INVESTMENTS (COST: $4,638,000)                                                                4,638,000

    Total Investments (Cost $50,625,336)--99.5% (c)                                                               47,985,708


                                                                                             SHARES SUBJECT
                                              DESCRIPTION                                        TO CALL       MARKET VALUE
-----------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--(0.1%)

EQUITY OPTIONS--(0.1%)

EDUCATIONAL SERVICES--(0.1%)
    ITT Educational Services,                 Postsecondary Degree Programs
      Inc., January 45 Calls
      (United States)                                                                              (25,000)    $     (61,250)

MEDICAL PRODUCTS--0.0%
    Edwards Lifesciences                      Respiratory Products
      Corporation,
      November 30 Calls
      (United States)                                                                              (20,000)           (8,000)

    TOTAL EQUITY OPTIONS (PREMIUMS RECEIVED: $(141,020))                                                             (69,250)

    Total Call Options Written (Premiums Received: $(141,020))--(0.1)%                                               (69,250)

    Foreign Currencies (Proceeds $7)--(0.0)%                                                                   $           7
    Other Assets In Excess Of Other Liabilities--0.6% (d)                                                            287,546
                                                                                                               --------------
    TOTAL NET ASSETS--100%                                                                                     $  48,204,011
                                                                                                               ==============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) At September 30, 2001, net unrealized depreciation of $2,567,858 for federal income tax purposes, consisted of gross unrealized appreciation of $4,014,151 and gross unrealized depreciation of $6,582,009.
(d) Includes transaction hedges.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL FUND
REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO AND MICHAEL J. WELSH]


THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (9/30/01) COMPARED TO THE MSCI WORLD EX U.S. INDEX(16)

[CHART]


                         THE OAKMARK
                        INTERNATIONAL     MSCI WORLD
                            FUND        EX U.S. INDEX
 9/30/1992                $10,000          $10,000
12/31/1992                $10,043           $9,628
 3/31/1993                $11,890          $10,766
 6/30/1993                $12,300          $11,834
 9/30/1993                $13,387          $12,562
12/31/1993                $15,424          $12,729
 3/31/1994                $15,257          $13,133
 6/30/1994                $14,350          $13,748
 9/30/1994                $15,278          $13,830
12/31/1994                $14,026          $13,664
 3/31/1995                $13,563          $13,924
 6/30/1995                $14,749          $14,060
 9/30/1995                $15,507          $14,631
12/31/1995                $15,193          $15,222
 3/31/1996                $17,021          $15,681
 6/30/1996                $18,383          $15,937
 9/30/1996                $18,347          $15,950
12/31/1996                $19,450          $16,268
 3/31/1997                $20,963          $16,016
 6/30/1997                $22,700          $18,094
 9/30/1997                $23,283          $18,027
12/31/1997                $20,097          $16,637
 3/31/1998                $22,994          $19,083
 6/30/1998                $20,253          $19,233
 9/30/1998                $16,322          $16,404
12/31/1998                $18,688          $19,759
 3/31/1999                $21,258          $20,070
 6/30/1999                $25,728          $20,650
 9/30/1999                $23,896          $21,535
12/31/1999                $26,065          $25,277
 3/31/2000                $26,012          $25,416
 6/30/2000                $27,856          $24,530
 9/30/2000                $27,306          $22,663
12/31/2000                $29,324          $21,897
 3/31/2001                $26,763          $18,825
 6/30/2001                $29,437          $18,629
 9/30/2001                $23,728          $16,062

                                                 AVERAGE ANNUAL TOTAL RETURNS(1)
                                                        (as of 9/30/01)


                       YEAR TO DATE      1-YEAR      5-YEAR        SINCE
                       TOTAL RETURN*                             INCEPTION
                      (AS OF 9/30/01)                            (9/30/92)
--------------------------------------------------------------------------------
OAKMARK                   -19.08%        -13.10%      5.28%         10.07%
INTERNATIONAL FUND
MSCI World ex. U.S.       -26.65%        -29.23%      0.14%         5.40%

MSCI EAFE(17)             -26.56%        -28.65%     -0.14%         5.23%

Lipper International      -25.61%        -28.60%      2.14%         6.84%
Index(18)
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized

FELLOW SHAREHOLDERS,

The Third Quarter of 2001 was rough for both the markets and your Fund. The Oakmark International Fund was down 19% compared to declines in the MSCI World ex U.S. Index and Lipper International Fund Index of 14% and 15%. It is interesting to note that our under-performance of these benchmarks occurred after the events of September 11th. From then until the end of the quarter, Japanese stocks, where we are underweighted, did well, while smaller and mid-cap stocks, where we are overweighted, did not.

Year-to-date and from inception, your Fund continues to significantly outperform both of those indices. Though there has been enormous price erosion in the world stock markets, we do not see a corresponding diminution in underlying business values. This to us means opportunity. We are extremely enthusiastic about investment opportunities going forward and are very bullish on future prospects based on the availability of so much value.

BUT EVERYONE IS DOING IT...

A few years ago, there was a trend in the global telecom equipment industry to grow the underlying business by acquiring other, smaller niche players within the industry at largely inflated prices. The argument was that these smaller companies had some desired technological innovation. Price did not matter because acquisitions were financed with high-priced freshly issued stock. ALL of the global "blue-chip" companies were sucked into this frenzy: Marconi of the UK, Alcatel of France, Northern Telecom and JDS Uniphase of Canada. They all jumped off similar, but slightly different cliffs.

As everyone can recognize today the results were catastrophic! The four mentioned entities have lost, at the time of this writing, over $550 billion in market capitalization. That is equal to the combined total stock market capitalization of Sweden, Hong Kong, New Zealand and Singapore.

Four different companies in the same industry all pursuing the same failed strategy. It truly illustrates the danger of groupthink. This amount of wealth destruction in no way can be minimized. JDS Uniphase alone wrote off over US$50 billion in goodwill this year, a tacit admission that they may have over-paid a tad for their acquisitions. With that same amount of money they could have owned the entire Portuguese stock market. It is impossible to envision how much US$50 billion buys you in Research & Development!

This episode illustrates two keys to successful investing: the power of independent thinking and the importance of price.

MARKET VOLATILITY EQUALS INVESTMENT OPPORTUNITY!

A frequent question asked over these past troubling weeks is how have we reacted to the recent wild swings in the global markets. As value investors we constantly search for high quality businesses at low prices. Volatile markets tend to, in the short run, be non-discriminating. All stocks get hit. In these instances, we try to increase quality levels within the portfolio by adding to our highest quality names or by adding new names that, because of price volatility, suddenly fall within our buy range. We aim to constantly upgrade the quality of the portfolio at no expense to expected return. These times are unique, and represent uncommon market conditions which history has proven to be good times to increase equity market exposure.

Today, we are extremely excited about the make-up of our portfolio. Values today compare to the post 1987 crash and medium and long-term prospects look excellent for our businesses. Whether it is a company like GIVAUDAN, a Swiss based global leader in flavors and fragrances or media companies like AEGIS (UK based global buyer of media) and TOKYO BROADCASTING, we feel we are as well positioned as ever to profit over time.

Finally, we thank our shareholders for their patience during these unique and unstable times. We are very confident that as in the past there will be a reward for this patience.


/s/ David G. Herro
---------------------------
DAVID G. HERRO, CFA

Portfolio Manager
DGH100@earthlink.net


/s/ Michael J. Welsh
---------------------------
MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com

October 5, 2001

[SIDENOTE]
                                   HIGHLIGHTS

- Values today compare to the post-1987 crash and medium- and long-term prospects look excellent for our businesses.

- As value investors, we constantly search for high-quality businesses at low prices, and seek to upgrade portfolio quality at no expense to expected return.

- We improved quality by adding to our highest quality positions and by introducing new names that, because of price volatility, suddenly fell within our buy range.

INTERNATIONAL DIVERSIFICATION--SEPTEMBER 30, 2001

[CHART]


                               % OF FUND
                               NET ASSETS
EUROPE                          61.8%
  Great Britain                 19.6%
* Netherlands                    8.5%
* Finland                        6.9%
* France                         6.8%
* Italy                          6.5%
  Sweden                         6.2%
  Switzerland                    4.1%
* Ireland                        2.8%
* Greece                         0.4%

PACIFIC RIM                     22.7%
  Japan                          7.4%
  Korea                          7.3%
  Australia                      3.4%
  Singapore                      2.4%
  Hong Kong                      2.2%

LATIN AMERICA                    8.4%
  Mexico                         3.5%
  Brazil                         2.2%
  Panama                         2.0%
  Argentina                      0.7%

OTHER                            1.7%
  Israel                         1.7%

* Euro currency countries comprise 31.9% of the Fund.

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001


NAME                                          DESCRIPTION                            SHARES HELD    MARKET VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.6%

FOOD & BEVERAGE--9.5%
    Diageo plc (Great Britain)                Beverages, Wines, & Spirits
                                                Manufacturer                           2,656,000      27,938,248
    Lotte Chilsung Beverage
      Co., Ltd. (Korea), (d)                  Soft Drinks, Juices, & Sport
                                                Drinks Manufacturer                       93,000      18,400,307
    Fomento Economico
      Mexicano, S.A. de C.V.
      (Mexico), (b)                           Soft Drink & Beer Manufacturer             549,400      15,641,418
    Quilmes Industrial S.A.
      (Argentina), (b)                        Brewer                                     455,500       5,238,250
    Lotte Confectionery Co.,
      Ltd. (Korea)                            Confection Manufacturer                     20,670       3,249,501
                                                                                                    -------------
                                                                                                      70,467,724
APPAREL--3.2%
    Fila Holding S.p.A.
      (Italy), (a)(b)(d)                      Athletic Footwear & Apparel              5,976,960    $ 23,967,610

RETAIL--5.7%
    Somerfield plc
      (Great Britain)                         Food Retailer                           20,257,000    $ 26,579,378
    Giordano International
      Limited (Hong Kong)                     Pacific Rim Clothing Retailer
                                                & Manufacturer                        32,491,000      14,788,518
    Swatch Group AG
      (Switzerland)                           Watch Manufacturer & Retailer               15,400       1,113,322
                                                                                                    -------------
                                                                                                      42,481,218
HOME FURNISHINGS--3.8%
    Hunter Douglas N.V.
      (Netherlands)                           Window Coverings Manufacturer            1,277,484    $ 27,901,777

OTHER CONSUMER GOODS & SERVICES--0.2%
    Shimano Inc. (Japan)                      Bicycle Components Manufacturer            140,100    $  1,764,031

BANK & THRIFTS--11.2%
    Banca Popolare di Verona
      (Italy)                                 Commercial Banking                       2,781,000    $ 24,194,911
    Banco Latinoamericano
      de Exportaciones, S.A.,
      Class E (Panama), (b)                   Latin American Trade Bank                  515,400      14,972,370
    Uniao de Bancos Brasileiros
      S.A. (Brazil), (c)                      Commercial Banking                         863,500      12,520,750


NAME                                          DESCRIPTION                           SHARES HELD     MARKET VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.6% (CONT.)

BANK & THRIFTS--11.2% (CONT.)
    BNP Paribas SA (France)                   Commercial Banking                         153,000    $ 12,503,538
    Kookmin Bank (Korea)                      Commercial Banking                         430,000       5,309,049
    United Overseas Bank
      Limited, Foreign
      Shares (Singapore)                      Commercial Banking                         888,968       4,829,571
    Svenska Handelsbanken
      AB (Sweden)                             Commercial Banking                         362,700       4,704,566
    Bank of Ireland (Ireland)                 Commercial Banking                         461,035       3,650,214
                                                                                                    -------------
                                                                                                      82,684,969
OTHER FINANCIAL--2.7%
    Daiwa Securities Group
      Inc. (Japan)                            Stock Broker                             2,870,000    $ 19,886,082

HOTELS & MOTELS--1.7%
    Mandarin Oriental
      International Limited
      (Singapore)                             Hotel Management                        33,050,400    $ 12,724,404

HUMAN RESOURCES--2.2%
    Michael Page International
      plc (Great Britain)                     Recruitment Consultancy
                                                Services                              10,271,000    $ 16,383,396

MARKETING SERVICES--2.8%
    Aegis Group plc
      (Great Britain)                         Media Services                           9,686,000    $ 10,929,098
    Cordiant Communications
      Group plc
      (Great Britain)                         Advertising and Media Services          10,740,070       9,473,704
                                                                                                    -------------
                                                                                                      20,402,802
COMPUTER SERVICES--2.8%
    Meitec Corporation
      (Japan)                                 Software Engineering Services              805,000    $ 20,933,645

TELECOMMUNICATIONS--2.1%
    SK Telecom Co., Ltd.
      (Korea)                                 Mobile Telecommunications                   39,620    $  6,319,755
    Telemig Celular
      Participacoes S.A.
      (Brazil)                                Mobile Telecommunications            2,293,200,000       3,689,024


NAME                                          DESCRIPTION                           SHARES HELD     MARKET VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.6% (CONT.)

TELECOMMUNICATIONS--2.1% (CONT.)
    Panafon Hellenic
      Telecom S.A. (Greece)                   Mobile Telecommunications                  795,000    $  3,154,414
    NTT DoCoMo, Inc. (Japan)                  Mobile Telecommunications                      158       2,133,881
                                                                                                    -------------
                                                                                                      15,297,074
BROADCASTING & CABLE TV--2.4%
    Tokyo Broadcasting
      System, Inc. (Japan)                    Television & Radio Broadcasting            559,000    $  9,823,882
    Grupo Televisa S.A.
      (Mexico), (a)(b)                        Television Production &
                                                Broadcasting                             283,500       8,136,450
                                                                                                    -------------
                                                                                                      17,960,332
PUBLISHING--7.5%
    Wolters Kluwer NV
      (Netherlands)                           Reference Material Publisher             1,024,000    $ 22,682,226
    Independent News &
      Media PLC (Ireland)                     Newspaper Publisher                     11,559,273      17,252,002
    John Fairfax Holdings
      Limited (Australia)                     Newspaper Publisher                      9,874,500      15,385,931
    N.V. Holdingmaatschappij
      De Telegraaf
      (Netherlands)                           Newspaper Publisher                         14,562         211,372
                                                                                                    -------------
                                                                                                      55,531,531
PHARMACEUTICALS--1.1%
    GlaxoSmithKline plc
      (Great Britain)                         Pharmaceuticals                            292,000    $  8,216,488

MEDICAL PRODUCTS--2.7%
    Gambro AB, Class A
      (Sweden)                                Manufacturer of Dialysis Procucts        3,478,000    $ 20,032,123

AUTOMOTIVE--4.2%
    Compagnie Generale des
      Establissements
      Michelin (France)                       Tire Manufacturer                          632,000    $ 16,650,635
    Autoliv, Inc (Sweden)                     Automotive Safety Systems
                                                Manufacturer                             955,000      14,578,514
                                                                                                    -------------
                                                                                                      31,229,149
AEROSPACE--2.2%
    Rolls-Royce plc
      (Great Britain)                         Aviation & Marine Power                  8,402,702    $ 16,151,844


NAME                                          DESCRIPTION                           SHARES HELD     MARKET VALUE
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.6% (CONT.)

AIRPORT MAINTENANCE--0.3%
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico), (a)(b)                        Airport Operator                           242,000    $  2,274,800

INSTRUMENTS--1.7%
    Orbotech, Ltd. (Israel), (a)              Optical Inspection Systems                 685,700    $ 12,925,445

MACHINERY & INDUSTRIAL PROCESSING--3.8%
    Metso Corporation
      (Finland)                               Paper & Pulp Machinery                   3,458,100    $ 27,882,802

BUILDING MATERIALS & CONSTRUCTION--2.8%
    Kumkang Korea Chemical
      Co., Ltd. (Korea)                       Building Materials                         377,840    $ 20,601,552

CHEMICALS--7.0%
    Givaudan (Switzerland), (a)               Fragrance & Flavor Compound
                                                Manufacturer                              98,050    $ 29,504,665
    Akzo Nobel N.V.
      (Netherlands)                           Chemical Producer                          305,000      12,432,144
    Nufarm Limited
      (Australia), (d)                        Agricultural & Industrial Chemical
                                                Producer                               7,934,143       9,811,562
                                                                                                    -------------
                                                                                                      51,748,371
OTHER INDUSTRIAL GOODS & SERVICES--9.9%
    Enodis plc
      (Great Britain), (d)                    Food Processing Equipment               23,244,700    $ 26,655,081
    Kone Corporation,
      Class B (Finland)                       Elevators                                  350,980      23,316,876
    Chargeurs SA (France), (d)                Wool, Textile Production & Trading         350,067      20,866,885
    FKI plc (Great Britain)                   Industrial Manufacturing                 1,236,315       2,585,490
                                                                                                    -------------
                                                                                                      73,424,332
STEEL--0.9%
    SSAB Svenskt Stal AB,
      Series A (Sweden)                       Steel Producer                             934,520    $  6,695,335

DIVERSIFIED CONGLOMERATES--0.2%
    First Pacific Company Ltd.
      (Hong Kong)                             Diversified Operations                  10,436,000    $  1,257,752

    TOTAL COMMON STOCKS (COST: $863,251,267)                                                         700,826,588


NAME                                          DESCRIPTION                            PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.9%

COMMERCIAL PAPER--2.7%
    General Electric Capital Corporation, 3.25% due 10/1/2001                      $  20,000,000    $ 20,000,000

    TOTAL COMMERCIAL PAPER (COST: $20,000,000)                                                        20,000,000

REPURCHASE AGREEMENTS--2.2%
    State Street Repurchase Agreement, 3.05% due 10/1/2001,
      repurchase price $15,935,049, collateralized by
      U.S. Treasury Bonds                                                          $  15,931,000    $ 15,931,000

    TOTAL REPURCHASE AGREEMENTS (COST: $15,931,000)                                                   15,931,000

    TOTAL SHORT TERM INVESTMENTS (COST: $35,931,000)                                                  35,931,000

    Total Investments (Cost $899,182,267) - 99.5% (e)                                               $736,757,588
    Foreign Currencies (Proceeds $3,051,361) - 0.4%                                                    3,037,758
    Other Assets In Excess Of Other Liabilities - 0.1% (f)                                               681,578
                                                                                                    -------------
    TOTAL NET ASSETS --100%                                                                         $740,476,924
                                                                                                    =============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a Global Depository Receipt.
(d) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(e) At September 30, 2001, net unrealized depreciation of $162,438,282, for federal income tax purposes, consisted of gross unrealized appreciation of $69,531,993 and gross unrealized depreciation of $231,970,275.
(f) Includes transaction hedges.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL
SMALL CAP FUND

      REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

                             [PHOTO]         [PHOTO]


THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (9/30/01) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(16)

[CHART]


THE OAKMARK
INTERNATIONAL    MSCI WORLD
SMALL CAP FUND   EX U.S. INDEX

$10,000          $10,000
$9,630           $10,684
$10,970          $11,006
$11,570          $11,186
$11,590          $11,195
$12,038          $11,418
$12,080          $11,241
$13,181          $12,699
$12,672          $12,652
$9,642           $11,677
$11,429          $13,394
$9,892           $13,499
$8,211           $11,513
$10,529          $13,868
$13,118          $14,086
$15,317          $14,493
$15,439          $15,114
$16,190          $17,741
$15,387          $17,839
$15,529          $17,217
$14,908          $15,906
$14,756          $15,369
$15,232          $13,213
$15,777          $13,075
$13,987          $11,273


                                        AVERAGE ANNUAL TOTAL RETURNS(1)
                                                (AS OF 9/30/01)
                             YEAR TO DATE      1-YEAR      5-YEAR         SINCE
                             TOTAL RETURN*                              INCEPTION
                            (AS OF 9/30/01)                             (11/1/95)
----------------------------------------------------------------------------------
OAKMARK INTERNATIONAL            -5.21%         -6.18%      3.83%         5.83%
SMALL CAP FUND
MSCI World ex. U.S.             -26.65%        -29.23%      0.14%         2.05%
Micropal Equity                 -30.32%        -38.86%      4.40%         5.94%
International Small Cap(19)
Lipper International            -28.99%        -37.46%      5.29%         8.27%
Small Cap Average(20)

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value vary, and you may have a gain or loss when you sell shares. Average annual total return measures annualized change, while total return measures aggregate change.

* Not annualized


FELLOW SHAREHOLDERS,

The Oakmark International Small Cap Fund lost 11% in the recent quarter ending September 30, 2001, compared to larger declines of 18% and 14% in the Lipper International Small Cap Average and the MSCI World ex U.S. Index, respectively.

While we are always disappointed to be down, year-to-date your Fund's 5% decline on a relative basis remains very strong. The Lipper International Small Cap Average is down 29% and the MSCI World ex U.S. Index is down 27%. Over the past three years, The Oakmark International Small Cap Fund is up 19% annually. It appears that international small cap stocks as an asset class may finally be gaining some recognition after a long period of hibernation.

TRAVELER'S LOG: FRANCE

On a recent trip to France we met with a number of companies from disparate industries. While each business has its individual challenges and opportunities, one overriding theme was the difficulty of restructuring their cost bases inside France. The French labor market remains one of the most inflexible in Europe.

At the time of our meetings most businesses were already experiencing slowdowns in demand, so we spent part of the time talking about management's flexibility (and desire) to address costs. Many had already started the reduction of staff. With almost comical regularity, their US, Latin American, and Asian operations were always the first targets for personnel cuts, no matter how immaterial they were to the overall business. Next, maybe a few cuts were planned here and there on the periphery in Europe. Finally, after prodding, came a comment about how difficult it is to fire staff in France.

This year financial results, especially those in service industries, have been hit by the imposition of the 35-hour work week. During one meeting a CEO of a IT services company threw up his hands in exasperation trying to explain the damage to his business, "Have you ever heard of anything more ridiculous? A consultant working 35 hour weeks!?"

Larry Ellison, Chairman of Oracle, recently summed it up well saying that if they hire 100 people in France and later fire 5, the French government does not view it as 95 jobs created, but 5 destroyed. "If we can't fire people, we just won't hire them in the future," he acknowledged.

The French labor minister just last week received funding to "create" 50,000 new jobs, basically training programs and temporary student worker programs which serve no real purpose other than to pad employment statistics. I suppose we should give the Jospin Government at least some credit that the situation is not worse considering that the Communist Party is a part of his ruling coalition!

There is nothing more illustrative than a concrete example, and the sad saga of Moulinex provides a great one in this case. Moulinex is a well-known supplier of small appliances, best known in the US for their Krups coffee machines. Throughout the 1990s as their competitors outsourced and moved more and more of their production to low-cost locales, Moulinex remained saddled with their French cost base. As profitability waned, debts started piling up.

Starting in 1996, management tried to implement a number of restructuring plans, all of them really too tame to address their long-term structural disadvantages. Finally, after a series of big losses, an Italian company, Elettro Finanziaria, recapitalized the company, by buying a 74% stake. None of these actions addressed the underlying problem: you cannot be profitable building low-end microwaves and vacuum cleaners in France with high-wage, 35-hour a week employees.

This August management submitted another plan to try and save the company. It called for a cut of 4,000 employees (only 1,500 in France) out of the total workforce of 21,500, and would include the shuttering of three antiquated French production sites. Workers responded by dumping microwave ovens in front of government offices and staging protest strikes. Apparently, the argument that the company had continually piled up losses since 1998 and had little hope of surviving in its present state had little impact on the workers council. They responded by accusing management of blackmailing workers into approving the cuts.

The restructuring plan was rejected. The Italians and the bankers pulled the plug, and Moulinex is now in bankruptcy. A lot more than 4,000 workers are going to lose their jobs. The latest proposal bankruptcy administrators are entertaining is from a French competitor, SEB, which would "preserve" 2,500 French jobs (implying 7,500 job losses). One of the saddest lessons from Moulinex is that not only is it difficult to cut staff from profitable French businesses, but even from those on the verge of extinction!

LOOKING FORWARD

We will not write off all French companies because of this one negative. It is our job as analysts to make sure all of the negatives as well as the positives are imputed into our appraisal of business value. Your Fund has made some very successful investments in France and we expect that to continue. There are some terrific management teams there that are able to overcome regulatory impediments to build attractive businesses. Neopost, one of our largest positons, is a current example.

[SIDENOTE]

                                   HIGHLIGHTS

  - As an asset class, international small cap stocks may finally be gaining some recognition after a long period of hibernation.

  - It is our job as analysts to ensure that all of the negatives and positives are considered when appraising business value.

  - Many companies in which the Fund invests are very inexpensive and have terrific secular growth prospects ahead of them. These include two European temporary employment companies that have illustrated the ability to thrive in a difficult regulatory environment.

The Fund also has investments in two European temporary employment companies, Creyf's and United Services Group, that thrive in the kind of inflexible regulatory environment described above. We believe they are both very cheap and have terrific secular growth ahead of them.

Corporate restructuring in Europe is a theme that keeps coming in and out of favor with many global investors. Rather than believing in the faddish nature of macro themes, we stick to the belief that in nearly any regulatory environment there can be interesting investment opportunities. This is why we are bottom-up, stock-specific investors.



/s/ David G. Herro

DAVID G. HERRO, CFA

Portfolio Manger
DGH100@earthlink.net


/s/ Michael J. Welsh

MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com

October 8, 2001

INTERNATIONAL DIVERSIFICATION--SEPTEMBER 30, 2001

[CHART]

                       % OF FUND
                      NET ASSETS
  EUROPE                   46.9%
  Great Britain            12.5%
* Italy                    10.1%
* France                    7.8%
* Germany                   3.7%
  Spain                     2.7%
  Denmark                   2.1%
* Netherlands               2.1%
* Belguim                   1.7%
* Ireland                   1.7%
  Switzerland               1.4%
  Sweden                    0.9%
* Finland                   0.2%

* Euro currency countries comprise 27.3% of the Fund.

                       % OF FUND
                      NET ASSETS
PACIFIC RIM                42.0%
Japan                      13.7%
Hong Kong                   7.0%
Korea                       5.6%
New Zealand                 4.6%
Singapore                   4.0%
Australia                   3.3%
Philippines                 1.9%
Thailand                    1.9%

LATIN AMERICA               2.2%
Mexico                      2.2%

OTHER                       2.4%
Bermuda                     2.4%

SCHEDULE OF INVESTMENTS--SEPTEMBER 30, 2001

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5%

FOOD & BEVERAGE--12.2%
    Hite Brewery Co., Ltd.       Brewer
      (Korea)                                                             93,400        $   3,330,598
    Baron De Ley, S.A.           Wines & Spirits Manufacturer
      (Spain), (a)                                                       167,985            3,210,369
    Campari Group (Italy), (a)   Soft Drinks, Wines, & Spirits
                                   Producer                               92,500            2,293,894
    Mikuni Coca-Cola             Soft Drink Manufacturer
      Bottling Co., Ltd.
      (Japan)                                                            219,000            2,162,260
    Alaska Milk Corporation      Milk Producer
      (Philippines), (c)                                              49,394,000            1,962,293
    Grupo Continental,           Soft Drink Manufacturer
      S.A. (Mexico)                                                    1,237,000            1,495,375
                                                                                        -------------
                                                                                           14,454,789

APPAREL--1.7%
    Kingmaker Footwear           Athletic Footwear Manufacturer
      Holdings Limited
      (Hong Kong)                                                     10,527,000        $   2,024,553

RETAIL--9.2%
    Carpetright plc              Carpet Retailer
      (Great Britain)                                                    307,000        $   2,173,182
    Signet Group plc             Jewelry Retailer
      (Great Britain)                                                  1,948,000            1,754,109
    House of Fraser Plc          Department Store
      (Great Britain)                                                  1,542,000            1,700,228
    Dairy Farm International     Supermarket Chain
      Holdings Limited
      (Singapore), (a)                                                 2,502,000            1,513,710
    Jusco Stores (Hong Kong)     Department Stores
      Co., Limited (Hong Kong)                                         5,486,000            1,202,777
    Harvey Nichols plc           High Fashion Clothing Retailer
      (Great Britain)                                                    356,400              885,495
    Dickson Concepts             Jewelry Wholesaler & Retailer
      (International) Limited
      (HongKong)                                                       3,587,000              717,446
    Bulgari S.p.A. (Italy)       Jewelry Manufacturer & Retailer          79,000              586,654
    Denny's Japan Co., Ltd.      Restaurant Chain
      (Japan)                                                             29,000              444,937
                                                                                        -------------
                                                                                           10,978,538

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

HOME FURNISHINGS--2.0%
    Industrie Natuzzi S.p.A.     Home Furniture Manufacturer
      (Italy), (b)                                                       216,500        $   2,370,675

OFFICE EQUIPMENT--2.4%
    Neopost SA (France), (a)     Mailroom Equipment Supplier             114,300        $   2,912,523

OTHER CONSUMER GOODS & SERVICES--2.2%
    Royal Doulton PLC            Tableware & Giftware
      (Great Britain), (a)(c)                                          4,387,000        $   1,418,900
    Ilshin Spinning Co., Ltd.    Fabric & Yarn Manufacturer
      (Korea)                                                             44,550            1,233,324
                                                                                        -------------
                                                                                            2,652,224

INSURANCE--2.9%
    IPC Holdings, Ltd.           Reinsurance Provider
      (Bermuda)                                                           87,700        $   1,999,560
    Hannover                     Reinsurance Servies
      Rueckversicherungs-AG
      (Germany)                                                           27,800            1,487,604
                                                                                        -------------
                                                                                            3,487,164

OTHER FINANCIAL--3.9%
    Ichiyoshi Securities Co.,    Stock Broker
      Ltd. (Japan)                                                       902,000        $   2,890,395
    JCG Holdings Limited         Consumer Finance
      (Hong Kong)                                                      3,321,000            1,798,990
                                                                                        -------------
                                                                                            4,689,385

HOTELS & MOTELS--3.5%
    Jarvis Hotels plc            Hotel Operator
      (Great Britain)                                                  2,886,000        $   4,200,423

HUMAN RESOURCES--3.8%
    United Services Group        Temporary Staffing Services
      NV (Netherlands)                                                   169,000        $   2,422,325
    Creyf's NV (Belgium)         Temporary Staffing Services             146,500            2,053,163
                                                                                        -------------
                                                                                            4,475,488

MARKETING SERVICES--4.1%
    Asatsu-DK Inc. (Japan)       Advertising Services Provider           207,000        $   4,862,008

COMPUTER SOFTWARE--2.6%
    Enix Corporation (Japan)     Entertainment Software                  173,100        $   3,078,366

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

COMPUTER SYSTEMS--2.1%
    Lectra (France), (a)         Manufacturing Process Systems           858,412        $   2,499,833

BROADCASTING & CABLE TV--0.7%
    Ulster Television plc        Television Operator
      (Great Britain)                                                    185,500        $     586,332
    ABS-CBN Broadcasting         Television & Broadcasting Operator
      Corporation
      (Philippines)                                                      685,000              303,481
                                                                                        -------------
                                                                                              889,813

PUBLISHING--4.2%
    Matichon Public              Newspaper Publisher
      Company Limited,
      Foreign Shares
      (Thailand), (c)                                                  2,039,500        $   2,292,088
    Edipresse S.A.               Newspaper & Magazine Publisher
      (Switzerland)                                                        6,950            1,610,387
    VLT AB, Class B (Sweden)     Newspaper Publisher                     153,450            1,049,088
                                                                                        -------------
                                                                                            4,951,563

PRINTING--0.9%
    Hung Hing Printing           Printing Company
      Group Limited
      (Hong Kong)                                                      3,085,000        $   1,087,730

AUTOMOBILES--3.6%
    Ducati Motor Holding         Motorcycle Manufacturer
      S.p.A. (Italy), (a)                                              3,457,200        $   4,247,403

TRANSPORTATION SERVICES--3.0%
    Mainfreight Limited          Logistics Services
      (New Zealand), (c)                                               3,993,551        $   1,997,983
    DelGro Corporation           Bus, Taxi, & Car Leasing
      Limited (Singapore)                                              1,066,000            1,562,457
                                                                                        -------------
                                                                                            3,560,440

AIRPORT MAINTENANCE--3.1%
    Kobenhavns Lufthavne         Airport Management & Operations
      A/S (Copnehagen
      Airports A/S)
      (Denmark)                                                           50,200        $   2,457,051

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

    Grupo Aeroportuario          Airport Operator
      del Sureste S.A. de C.V.
      (Mexico), (a)(b)                                                   124,900            1,174,060
                                                                                        -------------
                                                                                            3,631,111

INSTRUMENTS--1.1%

    Halma plc (Great Britain)    Detection Systems Producer              521,000        $   1,072,327
    Vaisala Oyj, Class A         Atmospheric Observation Equipment
      (Finland)                                                           11,200              265,006
                                                                                        -------------
                                                                                            1,337,333

MACHINERY & INDUSTRIAL PROCESSING--3.0%
    Pfeiffer Vacuum              Vacuum Pump Manufacturer
      Technology AG
      (Germany)                                                           76,500        $   2,043,312
    ASM Pacific Technology       Semiconductor Machinery
      Limited (Hong Kong)                                              1,282,500            1,488,124
                                                                                        -------------
                                                                                            3,531,436

BUILDING MATERIALS & CONSTRUCTION--4.6%
    Fletcher Building Limited    Building Materials Manufacturer
      (New Zealand)                                                    3,224,000        $   3,409,541
    Grafton Group plc            Building Materials Distributor
      (Ireland)                                                          723,000            2,006,796
                                                                                        -------------
                                                                                            5,416,337

CHEMICALS--2.4%
    Taiyo Ink Mfg. Co., Ltd.     Manufacturer of Resist Inks
      (Japan)                                                            117,800        $   2,885,463

PRODUCTION EQUIPMENT--4.1%
    Interpump Group              Pump and Piston Manufacturer
      S.p.A. (Italy)                                                     737,500        $   2,563,838
    NSC Groupe (France)          Textile Equipment Manufacturer           17,466            1,438,491
    Krones AG (Germany)          Production Machinery Manufacturer        29,300              919,924
                                                                                        -------------
                                                                                            4,922,253

OTHER INDUSTRIAL GOODS & SERVICES--3.0%
    GFI Industries SA (France)   Industrial Fastener Manufacturer        166,000        $   2,432,199
    Coats plc (Great Britain)    Textile Manufacturer                  1,460,000            1,105,405
                                                                                        -------------
                                                                                            3,537,604

                                                                    SHARES HELD/
                                 DESCRIPTION                           PAR VALUE         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--93.5% (CONT.)

DIVERSIFIED CONGLOMERATES--7.2%
    Pacific Dunlop Limited       Diversified Manufacturer
      (Australia)                                                     11,014,626        $   3,922,838
    Haw Par Corporation          Healthcare & Leisure Products
      Limited (Singapore)                                                903,000            1,696,590
    Jardine Strategic Holdings   Diversified Operations
      Limited (Bermuda)                                                  340,700              810,866
    Tae Young Corp. (Korea)      Heavy Construction                      106,600            2,117,285
                                                                                        -------------
                                                                                            8,547,579

    TOTAL COMMON STOCKS (COST: $130,902,511)                                              111,232,034

SHORT TERM INVESTMENTS--6.6%

COMMERCIAL PAPER--3.4%
    General Electric Capital Corporation, 3.25% due 10/1/2001         $4,000,000        $   4,000,000

    TOTAL COMMERCIAL PAPER (COST: $4,000,000)                                               4,000,000

REPURCHASE AGREEMENTS--3.2%
    State Street Repurchase Agreement, 3.05% due 10/1/2001,
      repurchase price $3,836,975, collateralized by
      U.S. Treasury Bonds                                             $3,836,000        $   3,836,000

    TOTAL REPURCHASE AGREEMENTS (COST: $3,836,000)                                          3,836,000

    TOTAL SHORT TERM INVESTMENTS (COST: $7,836,000)                                         7,836,000

    Total Investments (Cost $138,738,511)--100.1% (d)                                   $ 119,068,034
    Foreign Currencies (Proceeds $7,841)--(0.0)%                                                7,749
    Other Liabilities In Excess Of Other Assets--(0.1)% (e)                                  (168,031)
                                                                                        -------------

    TOTAL NET ASSETS--100%                                                              $ 118,907,752
                                                                                        =============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in affiliated issuers.
(d) At September 30, 2001, net unrealized depreciation of $19,670,569 for federal income tax purposes, consisted of gross unrealized appreciation of $7,333,336 and gross unrealized depreciation of $27,003,905.
(e) Includes transaction hedges.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FAMILY OF FUNDS

STATEMENT OF ASSETS AND LIABILITIES--SEPTEMBER 30, 2001


                                                                                            THE OAKMARK             THE OAKMARK
                                                                 THE OAKMARK FUND           SELECT FUND            SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                            $ 3,028,216,950         $ 4,172,964,280         $   257,747,655
                                                               (cost: 2,870,723,403)   (cost: 3,421,678,197)     (cost: 264,716,479)
   Cash                                                                          45                     518                      83
   Foreign currency, at value                                                     0                       0                       0
                                                                           (cost: 0)               (cost: 0)               (cost: 0)
   Receivable for:
     Securities sold                                                     88,230,109              17,323,567               6,525,606
     Fund shares sold                                                    11,162,232              14,378,904               1,269,441
     Dividends and interest                                               4,921,945               2,533,189                  88,015
                                                                    ---------------         ---------------         ---------------
   Total receivables                                                    104,314,286              34,235,660               7,883,062
   Other Assets                                                             165,445                  38,625                  20,224
                                                                    ---------------         ---------------         ---------------
   Total assets                                                     $ 3,132,696,726         $ 4,207,239,083         $   265,651,024


LIABILITIES AND NET ASSETS
   Options sold, at fair value                                      $             0         $             0         $             0
                                                              (premiums received: 0)  (premiums received: 0)  (premiums received: 0)
   Cash overdraft                                                                 0                       0                       0
   Payable for:
     Securities purchased                                                15,867,552               2,197,533                       0
     Fund shares redeemed                                                 3,939,245               3,552,515                 580,018
     Due to advisor                                                       2,735,792               3,322,104                 257,615
     Other                                                                  925,634               1,426,100                 201,186
                                                                    ---------------         ---------------         ---------------
   Total liabilities                                                     23,468,223              10,498,252               1,038,819
                                                                    ---------------         ---------------         ---------------
   Net assets applicable to fund shares outstanding                 $ 3,109,228,503         $ 4,196,740,831         $   264,612,205
                                                                    ===============         ===============         ===============
   Fund shares outstanding                                               97,136,566             166,547,439              18,163,572
                                                                    ===============         ===============         ===============


ANALYSIS OF NET ASSETS
   Paid in capital                                                  $ 3,095,658,945         $ 3,484,448,155         $   271,605,643
   Accumulated undistributed net realized gain (loss) of
     investments, forward contracts and foreign currency
     exchange transactions                                             (162,913,058)            (46,951,440)                (24,614)
   Net unrealized appreciation (depreciation) of investments            157,493,547             751,286,083              (6,968,824)
   Net unrealized appreciation (depreciation)--other                              0                       0                       0
   Accumulated undistributed net investment income (loss)                18,989,069               7,958,033                       0
                                                                    ---------------         ---------------         ---------------
   Net assets applicable to Fund shares outstanding                 $ 3,109,228,503         $ 4,196,740,831         $   264,612,205
                                                                    ===============         ===============         ===============


PRICE OF SHARES
   Net asset value per share: Class I                               $         32.01         $         25.20         $         14.57
     Class I--Net assets                                            $ 3,109,120,815         $ 4,161,366,347         $   264,612,205
     Class I--Shares outstanding                                         97,133,198             165,134,650              18,163,572
   Net asset value per share: Class II                              $         31.97         $         25.10
     Class II--Net assets                                           $       107,688         $    35,374,484
     Class II--Shares outstanding                                             3,368               1,409,314


                                                               THE OAKMARK EQUITY             THE OAKMARK
                                                                 AND INCOME FUND              GLOBAL FUND
------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                            $   630,746,981               $    47,985,708
                                                                 (cost: 628,940,601)            (cost: 50,625,336)
   Cash                                                                         189                           512
   Foreign currency, at value                                                     0                             7
                                                                           (cost: 0)                     (cost: 7)
   Receivable for:
     Securities sold                                                     20,633,736                       777,574
     Fund shares sold                                                     9,548,344                       143,994
     Dividends and interest                                               3,560,729                        41,915
                                                                    ---------------               ---------------
   Total receivables                                                     33,742,809                       963,483
   Other Assets                                                               2,385                        24,771
                                                                    ---------------               ---------------
   Total assets                                                     $   664,492,364               $    48,974,481


LIABILITIES AND NET ASSETS
   Options sold, at fair value                                      $             0               $        69,250
                                                              (premiums received: 0)  (premiums received: 141,020)
   Cash overdraft                                                                 0                             0
   Payable for:
     Securities purchased                                                40,150,021                       363,626
     Fund shares redeemed                                                   273,507                       152,879
     Due to advisor                                                         378,821                        47,943
     Other                                                                  333,617                       136,772
                                                                    ---------------               ---------------
   Total liabilities                                                     41,135,967                       770,470
                                                                    ---------------               ---------------
   Net assets applicable to fund shares outstanding                 $   623,356,396               $    48,204,011
                                                                    ===============               ===============
   Fund shares outstanding                                               35,725,297                     4,449,792
                                                                    ===============               ===============


ANALYSIS OF NET ASSETS
   Paid in capital                                                  $   614,648,633               $   49,569,174
   Accumulated undistributed net realized gain (loss) of
     investments, forward contracts and foreign currency
     exchange transactions                                                1,896,893                     1,361,553
   Net unrealized appreciation (depreciation) of investments              1,806,380                    (2,567,858)
   Net unrealized appreciation (depreciation)--other                              0                           185
   Accumulated undistributed net investment income (loss)                 5,004,490                      (159,043)
                                                                    ---------------               ---------------
   Net assets applicable to Fund shares outstanding                 $   623,356,396               $    48,204,011
                                                                    ===============               ===============


PRICE OF SHARES
   Net asset value per share: Class I                               $         17.45               $         10.83
     Class I--Net assets                                            $   620,066,215               $    48,204,011
     Class I--Shares outstanding                                         35,536,256                     4,449,792
   Net asset value per share: Class II                              $         17.40
     Class II--Net assets                                           $     3,290,181
     Class II--Shares outstanding                                           189,041


                                                                                            THE OAKMARK
                                                                  THE OAKMARK              INTERNATIONAL
                                                               INTERNATIONAL FUND         SMALL CAP FUND
-------------------------------------------------------------------------------------------------------------
ASSETS
   Investments, at value                                            $   736,757,588          $   119,068,034
                                                                 (cost: 899,182,267)      (cost: 138,738,511)
   Cash                                                                           0                      224
   Foreign currency, at value                                             3,037,758                    7,749
                                                                   (cost: 3,051,361)            (cost: 7,841)
   Receivable for:
     Securities sold                                                      7,753,065                  272,134
     Fund shares sold                                                     1,923,427                3,162,341
     Dividends and interest                                               2,356,226                  278,127
                                                                    ---------------          ---------------
   Total receivables                                                     12,032,718                3,712,602
   Other Assets                                                              53,328                    3,123
                                                                    ---------------          ---------------
   Total assets                                                     $   751,881,392          $   122,791,732


LIABILITIES AND NET ASSETS
   Options sold, at fair value                                      $             0          $             0
                                                              (premiums received: 0)   (premiums received: 0)
   Cash overdraft                                                             7,280                        0
   Payable for:
     Securities purchased                                                 9,621,892                3,475,117
     Fund shares redeemed                                                   394,479                   45,307
     Due to advisor                                                         728,601                  128,642
     Other                                                                  652,216                  234,914
                                                                    ---------------          ---------------
   Total liabilities                                                     11,404,468                3,883,980
                                                                    ---------------          ---------------
   Net assets applicable to fund shares outstanding                 $   740,476,924          $   118,907,752
                                                                    ===============          ===============
   Fund shares outstanding                                               59,168,878               11,894,824
                                                                    ===============          ===============


ANALYSIS OF NET ASSETS
   Paid in capital                                                  $   907,829,486          $   135,724,166
   Accumulated undistributed net realized gain (loss) of
     investments, forward contracts and foreign currency
     exchange transactions                                              (14,827,551)                 928,412
   Net unrealized appreciation (depreciation) of investments           (162,438,282)             (19,670,569)
   Net unrealized appreciation (depreciation)--other                        (10,657)                   2,768
   Accumulated undistributed net investment income (loss)                 9,923,928                1,922,975
                                                                    ---------------          ---------------
   Net assets applicable to Fund shares outstanding                 $   740,476,924          $   118,907,752
                                                                    ===============          ===============


PRICE OF SHARES
   Net asset value per share: Class I                               $         12.51          $         10.00
     Class I--Net assets                                            $   738,536,696          $   118,870,993
     Class I--Shares outstanding                                         59,013,340               11,891,136
   Net asset value per share: Class II                              $         12.47          $          9.97
     Class II--Net assets                                           $     1,940,228          $        36,759
     Class II--Shares outstanding                                           155,538                    3,688


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS--SEPTEMBER 30, 2001

                                                                                                               THE OAKMARK
                                                               THE OAKMARK              THE OAKMARK             SMALL CAP
                                                                   FUND                 SELECT FUND                FUND
INVESTMENT INCOME:
   Dividends                                                  $  39,013,317            $  29,342,773          $   1,541,906
   Interest Income                                               10,547,765               12,868,682                936,378
   Other Income                                                     480,819                      250                      0
   Foreign taxes (withheld) rebated                                       0                        0                      0
                                                              -------------            -------------          -------------
     Total investment income                                     50,041,901               42,211,705              2,478,284


EXPENSES:

   Investment advisory fee                                       25,662,135               27,774,016              2,490,470
   Transfer and dividend disbursing agent fees                    1,672,623                1,102,906                195,952
   Other shareholder servicing fees                               1,345,487                2,676,981                149,645
   Service Fee--Class II                                                 68                   47,698                      0
   Reports to shareholders                                          961,814                  812,175                115,271
   Custody and accounting fees                                      320,261                  384,591                 73,162
   Registration and blue sky expenses                               253,289                  774,324                 38,971
   Trustee fees                                                     219,167                  196,659                 74,580
   Legal fees                                                        38,604                   43,590                 12,807
   Audit fees                                                        23,691                   22,452                 18,452
   Other                                                            150,144                  168,330                 21,003
                                                              -------------            -------------          -------------
     Total expenses                                              30,647,283               34,003,722              3,190,313
     Expense reimbursement                                                0                        0                      0
     Expense offset arrangements                                    (21,424)                 (16,667)                (1,392)
                                                              -------------            -------------          -------------
   Net expenses                                                  30,625,859               33,987,055              3,188,921


Net Investment Income (loss):                                    19,416,042                8,224,650               (710,637)


NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:

   Net realized gain (loss) on investments                      195,984,944              (46,951,440)             1,334,090
   Net realized gain (loss) on foreign currency transactions              0                        0                      0
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                         126,130,060              564,071,103            (10,475,705)
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                          0                        0                      0
   Net change in appreciation (depreciation)--other                       0                        0                      0


Net realized and unrealized gain (loss) on
  investments and foreign currency transactions:                322,115,004              517,119,663             (9,141,615)
                                                              -------------            -------------          -------------

Net increase (decrease) in net assets resulting from
  operations                                                  $ 341,531,046            $ 525,344,313          $  (9,852,252)
                                                              =============            =============          =============

                                                               THE OAKMARK      THE OAKMARK        THE OAKMARK        THE OAKMARK
                                                               EQUITY AND          GLOBAL         INTERNATIONAL      INTERNATIONAL
                                                               INCOME FUND          FUND              FUND          SMALL CAP FUND

INVESTMENT INCOME:
   Dividends                                                  $   2,595,485    $     641,990    $     22,873,826    $    3,756,393
   Interest Income                                                4,833,457          119,411           1,621,223           214,576
   Other Income                                                       1,544              187                 841            98,660
   Foreign taxes (withheld) rebated                                  22,297          (70,706)         (2,299,513)         (473,009)
                                                              -------------    -------------    ----------------    --------------
     Total investment income                                      7,452,783          690,882          22,196,377         3,596,620


EXPENSES:

   Investment advisory fee                                        1,591,905          387,377           8,269,717         1,238,024
   Transfer and dividend disbursing agent fees                       97,008           42,032             409,713            69,273
   Other shareholder servicing fees                                 207,337           17,818             491,219            56,049
   Service Fee--Class II                                              3,503                0               1,258                64
   Reports to shareholders                                           55,727           24,858             338,781            45,069
   Custody and accounting fees                                       89,154           81,658             922,824           197,605
   Registration and blue sky expenses                               241,639           59,642              54,706            35,792
   Trustee fees                                                      66,126           59,840             104,854            62,968
   Legal fees                                                        11,396            9,899              19,739            10,636
   Audit fees                                                        18,452           23,751              22,685            25,841
   Other                                                             15,110            5,494              54,115            12,025
                                                              -------------    -------------    ----------------    --------------
     Total expenses                                               2,397,357          712,369          10,689,611         1,753,346
     Expense reimbursement                                                0          (20,815)                  0                 0
     Expense offset arrangements                                       (448)            (617)             (2,145)             (944)
                                                              -------------    -------------    ----------------    --------------
   Net expenses                                                   2,396,909          690,937          10,687,466         1,752,402


Net Investment Income (loss):                                     5,055,874              (55)         11,508,911         1,844,218


NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:

   Net realized gain (loss) on investments                        1,909,621        1,479,943         (13,334,222)        1,136,757
   Net realized gain (loss) on foreign currency transactions           (518)          71,444           2,323,657           591,541
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                          (5,101,055)      (4,901,265)       (118,037,625)      (12,360,111)
   Net change in appreciation (depreciation) of forward
     currency exchange contracts                                          0          (76,462)         (2,048,003)         (289,441)
   Net change in appreciation (depreciation)--other                       0            1,700             169,583            28,453


Net realized and unrealized gain (loss) on
  investments and foreign currency transactions:                 (3,191,952)      (3,424,640)       (130,926,610)      (10,892,801)
                                                              -------------    -------------    ----------------    --------------

Net increase (decrease) in net assets resulting from
  operations                                                  $   1,863,922    $  (3,424,695)   $   (119,417,699)   $   (9,048,583)
                                                              =============    =============    ================    ==============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS--SEPTEMBER 30, 2001

                                                                             THE OAKMARK FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $    19,416,042            $    39,618,068
   Net realized gain (loss) on investments                          195,984,944               (358,898,002)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                             126,130,060               (135,635,885)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            341,531,046               (454,915,819)


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                            (28,565,025)               (32,700,105)
   Net realized short-term gain                                               0               (100,782,239)
   Net realized long-term gain                                                0               (487,248,675)
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                               (28,565,025)              (620,731,019)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                             1,499,450,622                290,642,873
   Proceeds from shares sold--Class II                                  122,635                          0
   Reinvestment of dividends and capital gain distributions          27,842,716                603,462,527
   Payments for shares redeemed, net of fees--Class I              (769,874,783)            (2,552,562,124)
   Payments for shares redeemed, net of fees--Class II                   (7,515)                         0
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                             757,533,675             (1,658,456,724)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           1,070,499,696             (2,734,103,562)
   NET ASSETS:
   Beginning of period                                            2,038,728,807              4,772,832,369
                                                                ---------------            ---------------
   End of period                                                $ 3,109,228,503            $ 2,038,728,807
                                                                ===============            ===============
   Undistributed net investment income                          $    18,989,069            $    38,561,304
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.3872            $        0.2632
    Net realized short-term gain                                              0                     0.8111
    Net realized long-term gain                                               0                     3.9217
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        0.3872            $        4.9960
                                                                ===============            ===============

                                                                         THE OAKMARK SELECT FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $     8,224,650            $    12,054,873
   Net realized gain (loss) on investments                          (46,951,440)               161,052,611
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                             564,071,103                159,978,754
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            525,344,313                333,086,238


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income--Class I                                    (7,393,194)               (14,709,648)
   Net investment income--Class II                                      (21,608)                         0
   Net realized short-term gain                                     (23,966,532)                (8,341,169)
   Net realized long-term gain                                      (93,492,833)              (268,872,301)
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                              (124,874,167)              (291,923,118)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                             2,438,122,791                628,490,960
   Proceeds from shares sold--Class II                               33,209,296                  7,021,801
   Reinvestment of dividends and capital gain distributions         121,465,993                287,179,516
   Payments for shares redeemed, net of fees--Class I              (569,095,434)              (823,014,435)
   Payments for shares redeemed, net of fees--Class II               (6,168,435)                (1,013,300)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                           2,017,534,211                 98,664,542
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           2,418,004,357                139,827,662
   NET ASSETS:
   Beginning of period                                            1,778,736,474              1,638,908,812
                                                                ---------------            ---------------
   End of period                                                $ 4,196,740,831            $ 1,778,736,474
                                                                ===============            ===============
   Undistributed net investment income                          $     7,958,033            $     8,584,306
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.0861            $        0.1972
    Net realized short-term gain                                         0.2779                     0.1118
    Net realized long-term gain                                          1.0832                     3.6040
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        1.4472            $        3.9130
                                                                ===============            ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                THE OAKMARK
                                                                               SMALL CAP FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss)                                 $      (710,637)           $    (1,173,696)
   Net realized gain (loss) on investments                            1,334,090                 25,233,378
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                             (10,475,705)               (12,748,906)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             (9,852,252)                11,310,776


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                                      0                          0
   Net realized short-term gain                                               0                          0
   Net realized long-term gain                                       (8,165,109)                         0
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                                (8,165,109)                         0


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                        133,704,823                 51,615,294
   Reinvestment of dividends and capital gain distributions           8,045,937                          0
   Payments for shares redeemed, net of fees                       (107,824,806)              (251,361,737)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                              33,925,954               (199,746,443)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              15,908,593               (188,435,667)
   NET ASSETS:
   Beginning of period                                              248,703,612                437,139,279
                                                                ---------------            ---------------
   End of period                                                $   264,612,205            $   248,703,612
                                                                ===============            ===============
   Undistributed net investment income                          $             0            $             0
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $             0            $             0
    Net realized short-term gain                                              0                          0
    Net realized long-term gain                                          0.5102                          0
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        0.5102            $             0
                                                                ===============            ===============

                                                                              THE OAKMARK
                                                                         EQUITY AND INCOME FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $     5,055,874            $     1,666,618
   Net realized gain (loss) on investments                            1,909,621                  4,310,645
   Net realized gain (loss) on foreign currency transactions               (518)                      (645)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                              (5,101,055)                 3,084,969
   Net change in unrealized appreciation
     (depreciation)--other                                                    0                        159
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS              1,863,922                  9,061,746


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income--Class I                                      (897,529)                (1,718,499)
   Net investment income--Class II                                       (7,433)                         0
   Net realized short-term gain                                               0                          0
   Net realized long-term gain                                       (3,733,470)                (5,192,802)
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                                (4,638,432)                (6,911,301)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                               682,515,057                 11,520,117
   Proceeds from shares sold--Class II                                2,887,484                    418,255
   Reinvestment of dividends and capital gain distributions           4,457,698                  6,650,712
   Payments for shares redeemed, net of fees--Class I              (118,553,446)               (26,121,233)
   Payments for shares redeemed, net of fees--Class II                 (111,704)                       (50)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                             571,195,069                 (7,532,199)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             568,420,559                 (5,381,754)
   NET ASSETS:
   Beginning of period                                               54,935,837                 60,317,591
                                                                ---------------            ---------------
   End of period                                                $   623,356,396            $    54,935,837
                                                                ===============            ===============
   Undistributed net investment income                          $     5,004,490            $     1,007,663
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.2427            $        0.4509
    Net realized short-term gain                                              0                          0
    Net realized long-term gain                                          1.0013                     1.3625
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        1.2440            $        1.8134
                                                                ===============            ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                               THE OAKMARK
                                                                               GLOBAL FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $           (55)           $       146,742
   Net realized gain (loss) on investments                            1,479,943                     96,088
   Net realized gain (loss) on foreign currency transactions             71,444                    132,840
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                              (4,901,265)                 4,122,450
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                                (76,462)                    81,181
   Net change in unrealized appreciation
     (depreciation)--other                                                1,700                     (1,568)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             (3,424,695)                 4,577,733


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                               (435,138)                   (29,834)
   Net realized short-term gain                                         (92,927)                         0
   Net realized long-term gain                                          (37,007)                         0
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                                  (565,072)                   (29,834)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                         42,948,303                 12,896,002
   Reinvestment of dividends and capital gain distributions             560,498                     28,883
   Payments for shares redeemed, net of fees                        (18,542,262)               (14,198,899)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                              24,966,539                 (1,274,014)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              20,976,772                  3,273,885
   NET ASSETS:
   Beginning of period                                               27,227,239                 23,953,354
                                                                ---------------            ---------------
   End of period                                                $    48,204,011            $    27,227,239
                                                                ===============            ===============
   Undistributed (Distribution in excess of) net
     investment income                                          $      (159,043)           $       280,910
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.1742            $        0.0098
    Net realized short-term gain                                         0.0372                          0
    Net realized long-term gain                                          0.0145                          0
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        0.2259            $        0.0098
                                                                ===============            ===============

                                                                               THE OAKMARK
                                                                            INTERNATIONAL FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $    11,508,911            $    14,664,615
   Net realized gain (loss) on investments                          (13,334,222)                60,562,992
   Net realized gain (loss) on foreign currency transactions          2,323,657                 10,609,055
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                            (118,037,625)                13,902,115
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                             (2,048,003)                 2,556,178
   Net change in unrealized appreciation
     (depreciation)--other                                              169,583                   (111,145)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           (119,417,699)               102,183,810


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income--Class I                                   (24,851,611)               (27,231,383)
   Net investment income--Class II                                       (3,245)                    (1,053)
   Net realized short-term gain                                     (16,422,539)                         0
   Net realized long-term gain                                       (8,281,127)                         0
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                               (49,558,522)               (27,232,436)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                               282,295,504                172,133,473
   Proceeds from shares sold--Class II                                2,588,328                    143,284
   Reinvestment of dividends and capital gain distributions          47,893,421                 26,258,587
   Payments for shares redeemed, net of fees--Class I              (205,510,100)              (302,066,042)
   Payments for shares redeemed, net of fees--Class II                 (327,974)                   (48,697)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                             126,939,179               (103,579,395)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                             (42,037,042)               (28,628,021)
   NET ASSETS:
   Beginning of period                                              782,513,966                811,141,987
                                                                ---------------            ---------------
   End of period                                                $   740,476,924            $   782,513,966
                                                                ===============            ===============
   Undistributed net investment income                          $     9,923,928            $    24,309,333
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.5074            $        0.4861
    Net realized short-term gain                                         0.3353                          0
    Net realized long-term gain                                          0.1690                          0
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        1.0117            $        0.4861
                                                                ===============            ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                        THE OAKMARK INTERNATIONAL
                                                                              SMALL CAP FUND

----------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED                 YEAR ENDED
                                                               SEPTEMBER 30, 2001         SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                        $     1,844,218            $     2,268,614
   Net realized gain (loss) on investments                            1,136,757                  4,863,798
   Net realized gain (loss) on foreign currency transactions            591,541                    991,046
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                             (12,360,111)               (13,182,275)
   Net change in unrealized appreciation (depreciation) of
     forward currency exchange contracts                               (289,441)                   281,817
   Net change in unrealized appreciation
     (depreciation)--other                                               28,453                    (28,709)
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS             (9,048,583)                (4,805,709)


DISTRIBUTION TO SHAREHOLDERS FROM (1):
   Net investment income                                             (2,566,080)                (1,252,257)
   Net realized short-term gain                                               0                 (3,278,736)
   Net realized long-term gain                                       (3,663,064)                (3,226,904)
                                                                ---------------            ---------------
   TOTAL DISTRIBUTION TO SHAREHOLDERS                                (6,229,144)                (7,757,897)


FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                72,931,617                 39,669,014
   Proceeds from shares sold--Class II                                   39,964                          0
   Reinvestment of dividends and capital gain distributions           6,071,794                  7,637,609
   Payments for shares redeemed, net of fees--Class I               (35,203,678)               (99,763,438)
   Payments for shares redeemed, net of fees--Class II                        0                          0
                                                                ---------------            ---------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                              43,839,697                (52,456,815)
                                                                ---------------            ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                              28,561,970                (65,020,421)
   NET ASSETS:
   Beginning of period                                               90,345,782                155,366,203
                                                                ---------------            ---------------
   End of period                                                $   118,907,752            $    90,345,782
                                                                ===============            ===============
   Undistributed net investment income                          $     1,922,975            $     2,967,277
                                                                ===============            ===============

(1) DISTRIBUTIONS PER SHARE:
    Net investment income                                       $        0.3402            $        0.1135
    Net realized short-term gain                                              0                     0.2972
    Net realized long-term gain                                          0.4853                     0.2923
                                                                ---------------            ---------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         $        0.8255            $        0.7030
                                                                ===============            ===============

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of the Harris Associates Investment Trust (a Massachusetts business trust). These policies are in conformity with accounting principles generally accepted in the United States ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

CLASS DISCLOSURE--

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of .25% of average net assets of Class II Shares of the Fund. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated between the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. At this time, expenses directly attributable to each class are transfer agent fees, service fees and other shareholder servicing fees.

SECURITY VALUATION--

Investments are stated at market value. Securities traded on securities exchanges and securities traded on the NASDAQ National Market are valued at the last sales price on the day of valuation, or if lacking any reported sales that day, at the most recent bid quotation. Over-the-counter securities not so traded are valued at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the date of valuation are valued on an amortized cost basis which approximates market value. Securities for which quotations are not readily available are valued at a fair value as determined by the Pricing Committees appointed by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS--

Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Net realized gains on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges.

At September 30, 2001, the Global, International and Int'l Small Cap Funds had foreign currency transactions. Net unrealized appreciation (depreciation) - other includes the following components:

                                                                    INT'L
                                   GLOBAL     INTERNATIONAL       SMALL CAP
-----------------------------------------------------------------------------
Unrealized appreciation
   (depreciation) on
   dividends and dividend
   reclaims receivable              $ 145       $(21,490)         $  1,484

Unrealized appreciation
   (depreciation) on open
   securities purchases and
   sales                              216         42,322            23,584

Unrealized appreciation
   (depreciation) on transaction
   hedge purchases and sales         (195)       (31,702)          (22,432)

Unrealized appreciation
   (depreciation) on tax
   expense payable                     19            213               132
                                    -----       --------          --------
   Net Unrealized
     appreciation
     (depreciation) - Other         $ 185       $(10,657)         $  2,768
                                    =====       ========          ========

SECURITY TRANSACTIONS AND INVESTMENT INCOME--

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FORWARD FOREIGN CURRENCY CONTRACTS--

At September 30, 2001, Global, International and Int'l Small Cap had entered into forward foreign currency contracts under which they are obligated to exchange currencies at specified future dates. The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

The Global Fund had the following outstanding contracts at September 30, 2001:

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS SOLD         FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE   SEPTEMBER 30, 2001
            --------------------------------------------------------------------------------------------
                $ 9,642               1,132,825  Japanese Yen        October 2001            $(139)
                 15,929               1,875,678  Japanese Yen        October 2001             (195)
                 19,938               2,385,950  Japanese Yen        October 2001               77
                 22,502               2,689,869  Japanese Yen        October 2001               62
                                                                                             -----
                                                                                             $(195)
                                                                                             =====

The International Fund had the following outstanding contracts at September 30, 2001:

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS SOLD         FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE   SEPTEMBER 30, 2001
            --------------------------------------------------------------------------------------------
             $  502,689                 803,046  Swiss Franc         October 2001         $ (6,492)
              1,564,498               1,696,301  Euro Currency       October 2001          (20,780)
                989,783                 671,039  Pound Sterling      October 2001           (3,255)
              1,503,916               1,019,396  Pound Sterling      October 2001           (5,251)
                482,036                 326,959  Pound Sterling      October 2001           (1,357)
                342,227                 232,255  Pound Sterling      October 2001             (778)
              1,239,855                 841,435  Pound Sterling      October 2001           (2,819)
                                                                                          --------
                                                                                          $(40,732)
                                                                                          ========

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS PURCHASED       FOREIGN CURRENCY SOLD        SETTLEMENT DATE   SEPTEMBER 30, 2001
            --------------------------------------------------------------------------------------------
             $  424,183                 459,919  Euro Currency       October 2001        $   5,634
                840,348                 911,143  Euro Currency       October 2001           11,162
              1,897,621               2,069,380  Euro Currency       October 2001           14,382
                 79,714                  87,626  Euro Currency       October 2001              (31)
              3,083,744              33,150,250  Swedish Krona       October 2001          (20,880)
              1,169,084              12,496,338  Swedish Krona       Ocotber 2001           (1,237)
                                                                                         ---------
                                                                                         $   9,030
                                                                                         =========

The Int'l Small Cap Fund had the following outstanding contracts at September 30, 2001:

TRANSACTION HEDGES: FOREIGN CURRENCY PURCHASES--

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS SOLD         FOREIGN CURRENCY PURCHASED      SETTLEMENT DATE   SEPTEMBER 30, 2001
            --------------------------------------------------------------------------------------------
               $240,219               1,960,188  Danish Krone        October 2001          $  (364)
                147,682                 159,829  Euro Currency       October 2001           (2,230)
                325,067                 352,453  Euro Currency       October 2001           (4,318)
                112,228                 122,386  Euro Currency       October 2001             (851)
                535,857                 584,358  Euro Currency       October 2001           (4,061)
                759,196                 827,913  Euro Currency       October 2001           (5,754)
                238,739                 260,348  Euro Currency       October 2001           (1,809)
                 67,499                  74,199  Euro Currency       October 2001               26
                258,041                 175,097  Pound Sterling      October 2001             (622)
                301,313                 204,280  Pound Sterling      October 2001             (991)
                158,967                 107,884  Pound Sterling      October 2001             (361)
                155,223              18,277,482  Japanese Yen        October 2001           (1,901)
                 49,176               5,867,712  Japanese Yen        October 2001               45
                 25,520               3,045,078  Japanese Yen        October 2001               24
                100,716              12,039,531  Japanese Yen        October 2001              279
                 22,502               2,689,869  Japanese Yen        October 2001               62
                                                                                          --------
                                                                                          $(22,826)
                                                                                          ========

TRANSACTION HEDGES: FOREIGN CURRENCY SALES--

                                                                                          UNREALIZED
                                                                                         APPRECIATION
                                                                                       (DEPRECIATION) AT
            US DOLLARS PURCHASED       FOREIGN CURRENCY SOLD        SETTLEMENT DATE   SEPTEMBER 30, 2001
            --------------------------------------------------------------------------------------------
               $ 91,752              10,820,316  Japanese Yen        October 2001            $ 985
                 44,734               5,358,262  Japanese Yen        October 2001             (214)
                136,043              16,262,569  Japanese Yen        October 2001             (377)
                                                                                             -----
                                                                                             $ 394
                                                                                             =====

At September 30, 2001, Global, International and Int'l Small Cap Funds each had sufficient cash and/or securities to cover any commitments under these contracts.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--

No provision is made for Federal income taxes. The Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law.

The funds hereby designate the approximate long term capital gains for purposes of the dividends paid deduction (in thousands): Equity and Income -- $1,897; and, Global -- $1,362.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these tax and book differences are permanent in nature, such amounts are reclassified among paid in capital, undistributed net investment income and undistributed net realized gain (loss) on investments. These differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

At September 30, 2001, the capital loss carryforwards for U.S. Federal income tax purposes are as follows (in thousands): Oakmark -- $162,914 (begins to expire 9/30/08); and Select -- $5,157 (expires 9/30/09).

For the period subsequent to October 31, 2000, through the fiscal year end, the following Funds incurred net capital losses for which each Fund intends to treat as having been incurred in the following fiscal year (in thousands): Select -- $41,794; International -- $14,828; and International Small Cap -- $889.

BANK LOANS--

The Funds have an unsecured line of credit with a syndication of banks. It is a committed line of $250 million. Borrowings under this arrangement bear interest at .45% above the Federal Funds Effective Rate. As of September 30, 2001, there were no outstanding borrowings.

ACCOUNTING FOR OPTIONS--

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options, which expire unexercised, are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the twelve months ended September 30, 2001, Oakmark, Select, Small Cap, and Global wrote option contracts. At September 30, 2001, Global had outstanding option contracts. Portfolio securities valued at $1,248,000 were being held in escrow by the custodian as cover for call options written by Global.

2. TRANSACTIONS WITH AFFILIATES

Each fund has an investment advisory agreement with Harris Associates L.P. (Adviser). For management services and facilities furnished, the Funds pay the Adviser monthly fees at annual rates as follows. Oakmark pays 1% on the first $2 billion of net assets, .90% on the next $1 billion of net assets, .80% on the next $2 billion of net assets, and .75% on the excess of $5 billion of net assets. Select pays 1% on the first $1 billion of net assets, .95% on the next $500 million of net assets, .90% on the next $500 million of net assets, .85% on the next $500 million of net assets, .80% on the next $2.5 billion of net assets, and .75% on the excess of $5 billion of net assets. Small Cap pays 1.00% of net assets. Equity and Income pays .75% of net assets. Global pays 1.00% of net assets. International pays 1% on the first $2 billion of net assets, .95% on the next $1 billion of net assets, and .85% on the excess of $3 billion of net assets. Int'l Small Cap pays 1.25% on the first $500 million and 1.10% on the excess of $500 million of net assets. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. The Adviser has voluntarily agreed to reimburse the Funds to the extent that annual expenses, excluding certain expenses, for Class I shares, exceed 1.5% for domestic funds, 2.0% for international funds, 1.75% for Global and 1.0% for Equity and Income; or for Class II shares, exceed 1.75% for domestic funds, 2.25% for international funds, 2% for Global and 1.25% for Equity and Income.

In connection with the organization of the Funds, expenses of approximately $3,500 were advanced to Select by the Adviser. These expenses are being amortized on a straight line basis through October, 2001 for Select.

During the twelve months ended September 30, 2001, the Funds incurred brokerage commissions of $7,022,538, $5,729,975, $564,432, $1,040,655, $237,309,
$2,693,614, and $429,077 of which $2,164,964, $1,346,463, $162,683, $447,443,
$52,458, $0, and $0 were paid by Oakmark, Select, Small Cap, Equity and Income, Global, International and Int'l Small Cap, respectively, to an affiliate of the Adviser.

The Funds' Trustees may participate in a Deferred Compensation Plan which may be terminated at any time. The obligations of the Plan are paid solely out of the assets of the Funds.

3. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following number of shares (in thousands):

                                                      TWELVE MONTHS ENDED SEPTEMBER 30, 2001
              ---------------------------------------------------------------------------------------------------
                                                                      EQUITY &                           INT'L
                                      OAKMARK     SELECT   SMALL CAP   INCOME    GLOBAL  INTERNATIONAL  SMALL CAP
              ---------------------------------------------------------------------------------------------------
              Shares sold              44,685    101,275     8,459     39,023     3,516     18,926        6,680
              Shares issued in
                 reinvestment of
                 dividends                994      5,908       585        293        53      3,303          588
              Less shares redeemed    (24,202)   (23,567)   (7,348)    (6,921)   (1,614)   (13,874)      (3,226)
                                      -------    -------    ------     ------    ------    -------       ------
              Net increase
                 (decrease) in
                 shares outstanding    21,477     83,616     1,696     32,395     1,955      8,355        4,042
                                      =======    =======    ======     ======    ======    =======       ======

                                                     TWELVE MONTHS ENDED SEPTEMBER 30, 2000
              ---------------------------------------------------------------------------------------------------
                                                                      EQUITY &                            INT'L
                                      OAKMARK     SELECT  SMALL CAP    INCOME    GLOBAL  INTERNATIONAL  SMALL CAP
              ---------------------------------------------------------------------------------------------------
              Shares sold              11,007     32,899     3,743        784     1,361     11,610        3,311
              Shares issued in
                 reinvestment of
                 dividends             21,629     15,744         0        463         3      1,898          656
              Less shares redeemed    (95,833)   (44,043)  (18,761)    (1,763)   (1,477)   (20,847)      (8,406)
                                      -------    -------    ------     ------    ------    -------       ------
              Net increase
                 (decrease) in
                 shares outstanding   (63,197)    (4,600)  (15,018)      (516)     (113)    (7,339)      (4,439)
                                      =======    =======    ======     ======    ======    =======       ======

4. INVESTMENT TRANSACTIONS

Transactions in investment securities (excluding short term securities) were as follows (in thousands):

                                                                           EQUITY &                              INT'L
                                       OAKMARK       SELECT     SMALL CAP   INCOME     GLOBAL  INTERNATIONAL   SMALL CAP
              ----------------------------------------------------------------------------------------------------------
              Purchases               $2,019,231   $2,258,505   $129,112   $730,401   $63,068     $541,098      $83,641
              Proceeds from sales     $1,409,888   $  587,358   $106,706   $238,509   $42,530     $457,405      $46,690

Transactions in options written by Oakmark during the year ended September 30, 2001 were as follows:

                                                                    NUMBER OF CONTRACTS   PREMIUMS RECEIVED
              --------------------------------------------------------------------------------------------------
              Options outstanding at September 30, 2000                          0           $         0
              Options written                                               19,250             1,890,470
              Options terminated in closing purchase transactions             (500)               (3,500)
              Options expired                                               (7,706)             (785,674)
              Options exercised                                            (11,044)           (1,101,296)
                                                                           -------           -----------
              Options outstanding at September 30, 2001                          0           $         0

Transactions in options written by Select during the year ended September 30, 2001 were as follows:

                                                                    NUMBER OF CONTRACTS   PREMIUMS RECEIVED
              -------------------------------------------------------------------------------------------------
              Options outstanding at September 30, 2000                          0            $       0
              Options written                                                1,000              136,842
              Options terminated in closing purchase transactions                0                    0
              Options expired                                               (1,000)            (136,842)
              Options exercised                                                  0                    0
                                                                           -------            ---------
              Options outstanding at September 30, 2001                          0            $       0

Transactions in options written by Small Cap during the year ended September 30, 2001 were as follows:

                                                                    NUMBER OF CONTRACTS   PREMIUMS RECEIVED
              -------------------------------------------------------------------------------------------------
              Options outstanding at September 30, 2000                        210           $    64,578
              Options written                                               10,220             1,573,462
              Options terminated in closing purchase transactions           (4,950)             (231,352)
              Options expired                                               (5,030)           (1,314,043)
              Options exercised                                               (450)              (92,645)
                                                                            ------           -----------
              Options outstanding at September 30, 2001                          0           $         0

Transactions in options written by Global during the year ended September 30, 2001 were as follows:

                                                                    NUMBER OF CONTRACTS   PREMIUMS RECEIVED
              -------------------------------------------------------------------------------------------------
              Options outstanding at September 30, 2000                        0              $      0
              Options written                                                630               172,759
              Options terminated in closing purchase transactions              0                     0
              Options expired                                                  0                     0
              Options exercised                                             (180)              (31,739)
                                                                            ----              --------
              Options outstanding at September 30, 2001                      450              $141,020

5. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of Select, Small Cap, International, and International Small Cap's transactions in the securities of these issuers during the year ended September 30, 2001 is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                                                                                       MARKET VALUE
                                                              PURCHASE         SALES       DIVIDEND    SEPTEMBER 30,
           AFFILIATES                                          (COST)        PROCEEDS       INCOME          2001
           ---------------------------------------------------------------------------------------------------------
           The Dun & Bradstreet Corporation                $ 65,981,623    $         0    $        0    $137,998,000
           Energizer Holdings, Inc.                          61,041,062              0             0      99,675,126
           The Reynolds and Reynolds Company, Class A                 0     22,189,359     1,973,301     118,357,010
           Toys 'R' Us, Inc.                                 78,087,413              0             0     210,610,905
                                                           ------------    -----------    ----------    ------------
           TOTALS                                          $205,110,098    $22,189,359    $1,973,301    $566,641,041

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SMALL CAP FUND

                                                                                                        MARKET VALUE
                                                               PURCHASE         SALES       DIVIDEND    SEPTEMBER 30,
           AFFILIATES                                           (COST)        PROCEEDS       INCOME          2001
           ---------------------------------------------------------------------------------------------------------
           Hanger Orthopedic Group, Inc.                       $210,872       $436,322            $0      $3,552,000
           R.G. Barry Corporation                               139,659              0             0       3,664,280
                                                               --------       --------            --      ----------
           TOTALS                                              $350,531       $436,322            $0      $7,216,280

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                                                                           MARKET VALUE
                                                 PURCHASE         SALES       DIVIDEND    SEPTEMBER 30,
           AFFILIATES                             (COST)        PROCEEDS       INCOME          2001
           -------------------------------------------------------------------------------------------------
           Chargeurs SA                        $         0    $ 4,647,299    $  651,249     $20,866,885
           Enodis plc                           38,857,310      7,084,781     1,983,266      26,655,081
           Fila Holding S.p.A.                  13,463,234              0             0      23,967,610
           Lotte Chilsung Beverage Co., Ltd.       442,181              0        61,854      18,400,307
           Nufarm Limited                                0      3,700,346       958,007       9,811,562
                                               -----------    -----------    ----------     -----------
           TOTALS                              $52,762,725    $15,432,426    $3,654,376     $99,701,445

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                                                                           MARKET VALUE
                                                 PURCHASE         SALES       DIVIDEND    SEPTEMBER 30,
           AFFILIATES                             (COST)        PROCEEDS       INCOME          2001
           -----------------------------------------------------------------------------------------------
           Alaska Milk Corporation                $193,224       $      0      $291,982      $1,962,293
           Royal Doulton plc                       520,262        378,841             0       1,418,900
           Mainfreight Limited                           0        196,511       126,577       1,997,983
           Matichon Public Company Limited,
              Foreign Shares                             0              0       201,908       2,292,088
                                                  --------       --------      --------      ----------
           TOTALS                                 $713,486       $575,352      $620,467      $7,671,264

THE OAKMARK FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       APRIL 5, 2001
                                         YEAR ENDED       THROUGH
                                        SEPTEMBER 30,  SEPTEMBER 30,    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                            2001            2001       SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                          CLASS I       CLASS II(a)        2000            1999            1998
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $  26.95        $  32.09        $  34.37        $  33.54        $  41.21
Income From Investment Operations:
   Net Investment Income (Loss)              0.07            0.05            0.49            0.36            0.47
   Net Gains or Losses on Securities
      (both realized and unrealized)         5.38           (0.17)          (2.91)           2.51           (1.73)
                                         --------        --------        --------        --------        --------
   Total From Investment Operations:         5.45           (0.12)          (2.42)           2.87           (1.26)
Less Distributions:
   Dividends (from net investment
      income)                               (0.39)           0.00           (0.26)          (0.44)          (0.40)
   Distributions (from capital gains)        0.00            0.00           (4.73)          (1.60)          (6.01)
                                         --------        --------        --------        --------        --------
   Total Distributions                      (0.39)           0.00           (5.00)          (2.04)          (6.41)
                                         --------        --------        --------        --------        --------
Net Asset Value, End of Period           $  32.01        $  31.97        $  26.95        $  34.37        $  33.54
                                         ========        ========        ========        ========        ========
Total Return                                20.42%          (0.37)%         (7.55)%          7.98%          (4.06)%
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                         $3,109.1        $    0.1        $2,038.7        $4,772.8        $6,924.0
   Ratio of Expenses to Average
      Net Assets                             1.15%           1.32%*          1.21%           1.11%           1.08%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets           0.73%           0.46%*          1.42%           1.02%           1.22%
   Portfolio Turnover Rate                     57%             57%             50%             13%             43%


                                        ELEVEN MONTHS
                                             ENDED       YEAR ENDED
                                         SEPTEMBER 30,   OCTOBER 31,
                                            1997(b)          1996
---------------------------------------------------------------------
Net Asset Value, Beginning of Period       $  32.39        $  28.47
Income From Investment Operations:
   Net Investment Income (Loss)                0.36            0.34
   Net Gains or Losses on Securities
      (both realized and unrealized)          10.67            4.70
                                           --------        --------
   Total From Investment Operations:          11.03            5.04
Less Distributions:
   Dividends (from net investment
      income)                                 (0.34)          (0.28)
   Distributions (from capital gains)         (1.87)          (0.84)
                                           --------        --------
   Total Distributions                        (2.21)          (1.12)
                                           --------        --------
Net Asset Value, End of Period             $  41.21        $  32.39
                                           ========        ========
Total Return                                  39.24%*         18.07%
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                           $6,614.9        $3,933.9
   Ratio of Expenses to Average
      Net Assets                               1.08%*          1.18%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets             1.19%*          1.13%
   Portfolio Turnover Rate                       17%             24%

* Data has been annualized.

(a) The date which Class II shares were first sold to the public was April 5, 2001.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

THE OAKMARK SELECT FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                     DECEMBER 31, 1999
                                           YEAR ENDED    YEAR ENDED     YEAR ENDED        THROUGH
                                         SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,     YEAR ENDED
                                              2001          2001           2000             2000         SEPTEMBER 30,
                                            CLASS I       CLASS II       CLASS I         CLASS II(a)         1999
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $  21.45      $   21.40      $   20.92         $   18.42        $  16.76

Income From Investment Operations:
   Net Investment Income (Loss)                0.03           0.00           0.13              0.10            0.19
   Net Gains or Losses on Securities
      (both realized and unrealized)           5.17           5.10           4.32              2.88            4.73
                                           --------      ---------       --------         ---------        --------
   Total From Investment Operations:           5.20           5.10           4.45              2.98            4.92
Less Distributions:
   Dividends (from net investment
      income)                                 (0.09)         (0.06)         (0.20)             0.00           (0.05)
   Distributions (from capital gains)         (1.36)         (1.34)         (3.72)             0.00           (0.71)
                                           --------      ---------       --------         ---------        --------
   Total Distributions                        (1.45)         (1.40)         (3.91)             0.00           (0.76)
                                           --------      ---------       --------         ---------        --------
Net Asset Value, End of Period             $  25.20      $   25.10       $  21.45         $   21.40        $  20.92
                                           ========      =========       ========         =========        ========
Total Return                                  25.75%         25.28%         24.53%            16.18%          30.07%
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                           $4,161.4      $    35.4       $1,772.0         $     6.8        $1,638.9
   Ratio of Expenses to Average
      Net Assets                               1.08%          1.40%          1.17%             1.41%*          1.16%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets             0.26%         (0.08)%         0.76%             0.59%*          0.98%
   Portfolio Turnover Rate                       21%            21%            69%               69%             67%


                                                        ELEVEN MONTHS
                                          YEAR ENDED         ENDED
                                         SEPTEMBER 30,   SEPTEMBER 30,
                                             1998           1997(b)
----------------------------------------------------------------------
Net Asset Value, Beginning of Period       $  16.34       $   10.00

Income From Investment Operations:
   Net Investment Income (Loss)                0.03           (0.01)
   Net Gains or Losses on Securities
      (both realized and unrealized)           0.56            6.35
                                           --------       ---------
   Total From Investment Operations:           0.59            6.34
Less Distributions:
   Dividends (from net investment
      income)                                  0.00            0.00
   Distributions (from capital gains)         (0.17)           0.00
                                           --------       ---------
   Total Distributions                        (0.17)           0.00
                                           --------       ---------
Net Asset Value, End of Period             $  16.76       $   16.34
                                           ========       =========
Total Return                                   3.64%          69.16%*
Ratios/Supplemental Data:
   Net Assets, End of Period
      ($million)                           $1,227.9       $  514.2
   Ratio of Expenses to Average
      Net Assets                               1.22%          1.12%*
   Ratio of Net Investment Income
      (Loss) to Average Net Assets             0.17%         (0.11)%*
   Portfolio Turnover Rate                       56%            37%

*Data has been annualized.

(a) The date which Class II shares were first sold to the public was December 31, 1999.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                               ELEVEN MONTHS
                                               YEAR ENDED     YEAR ENDED       YEAR ENDED        YEAR ENDED         ENDED
                                              SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                  2001          2000              1999              1998           1997(b)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  15.10      $   13.88         $  12.63         $   20.34        $  13.19
Income From Investment Operations:
   Net Investment Income (Loss)                     0.00           0.00             0.14             (0.12)          (0.01)
   Net Gains or Losses on Securities (both
      realized and unrealized)                     (0.02)          1.22             1.20             (4.73)           7.16
                                                --------      ---------         --------         ---------        --------
   Total From Investment Operations:               (0.02)          1.22             1.34             (4.85)           7.15
Less Distributions:
   Dividends (from net investment income)           0.00           0.00             0.00              0.00            0.00
   Distributions (from capital gains)              (0.51)          0.00            (0.09)            (2.86)           0.00
                                                --------      ---------         --------         ---------        --------
   Total Distributions                             (0.51)          0.00            (0.09)            (2.86)           0.00
                                                --------      ---------         --------         ---------        --------
Net Asset Value, End of Period                  $  14.57      $   15.10         $  13.88         $   12.63        $  20.34
                                                ========      =========         ========         =========        ========
Total Return                                        0.07%          8.79%           10.56%           (26.37)%         59.14%*
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $  264.6      $   248.7         $  437.1         $   618.0        $1,513.4
   Ratio of Expenses to Average Net Assets          1.27%          1.50%(a)         1.48%             1.45%           1.37%*
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                        (0.28)%        (0.41)%(a)       (0.44)%           (0.40)%         (0.25)%*
   Portfolio Turnover Rate                            47%            28%              68%               34%             27%


                                                    YEAR
                                                    ENDED
                                                 OCTOBER 31,
                                                    1996
------------------------------------------------------------
Net Asset Value, Beginning of Period              $  10.00
Income From Investment Operations:
   Net Investment Income (Loss)                      (0.02)
   Net Gains or Losses on Securities (both
      realized and unrealized)                        3.21
                                                  --------
   Total From Investment Operations:                  3.19
Less Distributions:
   Dividends (from net investment income)             0.00
   Distributions (from capital gains)                 0.00
                                                  --------
   Total Distributions                                0.00
                                                  --------
Net Asset Value, End of Period                    $  13.19
                                                  ========
Total Return                                         31.94%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)           $  218.4
   Ratio of Expenses to Average Net Assets            1.61%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                          (0.29)%
   Portfolio Turnover Rate                              23%

*Data has been annualized.

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                        SEPTEMBER 30,
                                                            2000
--------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                     1.59%
Ratio of Net Income (Loss) to Average Net Assets           (0.50)%

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.

THE OAKMARK EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                             JULY 13, 2000
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED         THROUGH           YEAR
                                              SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,       ENDED
                                                   2001          2001            2000              2000        SEPTEMBER 30,
                                                 CLASS I       CLASS II        CLASS I         CLASS II(a)         1999
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $  16.50      $   16.49       $  15.68         $   15.51        $  13.99
Income From Investment Operations:
   Net Investment Income (Loss)                      0.08           0.07           0.35              0.30            0.39
   Net Gains or Losses on Securities (both
      realized and unrealized)                       2.11           2.08           2.28              0.68            1.72
                                                 --------      ---------       --------         ---------        --------
   Total From Investment Operations:                 2.19           2.15           2.63              0.98            2.11
Less Distributions:
   Dividends (from net investment income)           (0.24)         (0.24)         (0.45)             0.00           (0.21)
   Distributions (from capital gains)               (1.00)         (1.00)         (1.36)             0.00           (0.21)
                                                 --------      ---------       --------         ---------        --------
   Total Distributions                              (1.24)         (1.24)         (1.81)             0.00           (0.42)
                                                 --------      ---------       --------         ---------        --------
Net Asset Value, End of Period                   $  17.45      $   17.40       $  16.50         $   16.49        $  15.68
                                                 ========      =========       ========         =========        ========
Total Return                                        14.40%         14.07%         18.51%             6.32%          15.32%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)          $  620.1      $     3.3       $   54.5         $     0.4        $   60.3
   Ratio of Expenses to Average Net Assets           0.98%          1.23%          1.24%             1.32%*          1.18%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                          2.07%          1.95%          3.04%             2.59%*          2.65%
   Portfolio Turnover Rate                            124%           124%            87%               87%             81%


                                                  YEAR       ELEVEN MONTHS         YEAR
                                                 ENDED           ENDED            ENDED
                                              SEPTEMBER 30,  SEPTEMBER 30,    OCTOBER 31,
                                                  1998          1997(c)           1996
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  14.49       $   11.29       $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                     0.29            0.21            0.10
   Net Gains or Losses on Securities (both
      realized and unrealized)                      0.04            3.24            1.19
                                                --------       ---------       ---------
   Total From Investment Operations:                0.33            3.45            1.29
Less Distributions:
   Dividends (from net investment income)          (0.24)          (0.12)           0.00
   Distributions (from capital gains)              (0.59)          (0.13)           0.00
                                                --------       ---------       ---------
   Total Distributions                             (0.83)          (0.25)           0.00
                                                --------       ---------       ---------
Net Asset Value, End of Period                  $  13.99       $   14.49       $   11.29
                                                ========       =========       =========
Total Return                                        2.57%          34.01%*         12.91%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $   57.7       $    33.5       $    13.8
   Ratio of Expenses to Average Net Assets          1.31%           1.50%*(b)       2.50%(b)
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                         2.39%           2.38%*(b)       1.21%(b)
   Portfolio Turnover Rate                            46%             53%             66%

*Data has been annualized.

(a) The date which Class II shares were first sold to the public was July 13, 2000.

(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                  SEPTEMBER 30,  OCTOBER 31,
                                                      1997          1996
----------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets               1.70%        2.64%
Ratio of Net Income (Loss) to Average Net Assets      2.18%        1.08%

(c) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OAKMARK GLOBAL FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         YEAR ENDED           YEAR ENDED            PERIOD ENDED
                                                                     SEPTEMBER 30, 2001   SEPTEMBER 30, 2000   SEPTEMBER 30, 1999(a)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $   10.91           $    9.18              $   10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                                0.03                0.11                   0.01
   Net Gains or Losses on Securities (both realized and unrealized)            0.12                1.63                  (0.83)
                                                                          ---------           ---------              ---------
   Total From Investment Operations:                                           0.15                1.74                  (0.82)
Less Distributions:
   Dividends (from net investment income)                                     (0.17)              (0.01)                  0.00
   Distributions (from capital gains)                                         (0.06)               0.00                   0.00
                                                                          ---------           ---------              ---------
   Total Distributions                                                        (0.23)              (0.01)                  0.00
                                                                          ---------           ---------              ---------
Net Asset Value, End of Period                                            $   10.83           $   10.91              $    9.18
                                                                          =========           =========              =========
Total Return                                                                   1.37%              18.97%                 (8.20)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                                   $    48.2           $    27.2              $    24.0
   Ratio of Expenses to Average Net Assets                                     1.75%(b)            1.75%(b)               1.75%*(b)
   Ratio of Net Investment Income (Loss) to Average Net Assets                 0.00%(b)            0.54%(b)               0.98%*(b)
   Portfolio Turnover Rate                                                      114%                147%                     7%


*Data has been annualized

(a) The date which Fund shares were first offered for sale to the public was August 4, 1999.

(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                 SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
                                                                     2001                2000               1999
--------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                              1.80%               1.96%              2.22%*
Ratio of Net Income (Loss) to Average Net Assets                    (0.05%)              0.34%              0.51%*

THE OAKMARK INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                          NOVEMBER 4, 1999
                                               YEAR ENDED     YEAR ENDED     YEAR ENDED        THROUGH
                                              SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,    SEPTEMBER 30,     YEAR ENDED
                                                  2001           2001           2000             2000         SEPTEMBER 30,
                                                 CLASS I       CLASS II        CLASS I        CLASS II(a)         1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  15.40      $   15.37       $  13.95         $   14.36        $  10.42
Income From Investment Operations:
   Net Investment Income (Loss)                     0.20           0.17           1.02              0.96           (0.34)
   Net Gains or Losses on Securities (both
      realized and unrealized)                     (2.07)         (2.10)          0.92              0.54            4.89
                                                --------      ---------       --------         ---------        --------
   Total From Investment Operations:               (1.87)         (1.93)          1.94              1.50            4.55
Less Distributions:
   Dividends (from net investment income)          (0.51)         (0.49)         (0.49)            (0.49)          (0.24)
   Distributions (from capital gains)              (0.51)         (0.48)          0.00              0.00           (0.78)
                                                --------      ---------       --------         ---------        --------
   Total Distributions                             (1.02)         (0.97)         (0.49)            (0.49)          (1.02)
                                                --------      ---------       --------         ---------        --------
Net Asset Value, End of Period                  $  12.51      $   12.47       $  15.40         $   15.37        $  13.95
                                                ========      =========       ========         =========        ========
Total Return                                      (13.10)%       (13.44)%        14.27%            10.79%          46.41%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $  738.5      $     1.9       $  782.4         $     0.1        $  811.1
   Ratio of Expenses to Average Net Assets          1.30%          1.64%          1.30%             1.50%*          1.29%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                         1.40%          0.62%          1.87%             1.98%*          1.94%
   Portfolio Turnover Rate                            58%            58%            64%               64%             54%


                                                                 ELEVEN MONTHS
                                                   YEAR ENDED        ENDED       YEAR ENDED
                                                  SEPTEMBER 30,   SEPTEMBER 30,  OCTOBER 31,
                                                      1998           1997(b)        1996
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $  18.77         $  14.92      $  12.97
Income From Investment Operations:
   Net Investment Income (Loss)                        0.41             0.27          0.09
   Net Gains or Losses on Securities (both
      realized and unrealized)                        (5.32)            3.74          2.90
                                                   --------         --------      --------
   Total From Investment Operations:                  (4.91)            4.01          2.99
Less Distributions:
   Dividends (from net investment income)             (0.58)           (0.16)         0.00
   Distributions (from capital gains)                 (2.86)            0.00         (1.04)
                                                   --------         --------      --------
   Total Distributions                                (3.44)           (0.16)        (1.04)
                                                   --------         --------      --------
Net Asset Value, End of Period                     $  10.42         $  18.77      $  14.92
                                                   ========         ========      ========
Total Return                                         (29.90)%          29.63%*       24.90%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)            $  756.1         $1,647.3      $1,172.8
   Ratio of Expenses to Average Net Assets             1.32%            1.26%*        1.32%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                            1.95%            2.09%*        1.45%
   Portfolio Turnover Rate                               43%              61%           42%

*Data has been annualized.

(a) The date which Class II shares were first sold to the public was November 4, 1999.
(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OAKMARK INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                             JANUARY 9, 2001
                                               YEAR ENDED        THROUGH
                                              SEPTEMBER 30,    SEPTEMBER 30,   YEAR ENDED     YEAR ENDED      YEAR ENDED
                                                  2001             2001       SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,
                                                CLASS I        CLASS II(c)        2000           1999            1998
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  11.51        $   10.73       $  12.64      $    6.89        $  12.20
Income From Investment Operations:
   Net Investment Income (Loss)                     0.13             0.15           0.23           0.24            0.18
   Net Gains or Losses on Securities
      (both realized and unrealized)               (0.81)           (0.91)         (0.66)          5.71           (4.09)
                                                --------        ---------       --------      ---------        --------
   Total From Investment Operations:               (0.68)           (0.76)         (0.43)          5.95           (3.91)
Less Distributions:
   Dividends (from net investment
      income)                                      (0.34)            0.00          (0.11)         (0.20)          (0.06)
   Distributions (from capital gains)              (0.49)            0.00          (0.59)          0.00           (1.34)
                                                --------        ---------       --------      ---------        --------
   Total Distributions                             (0.83)            0.00          (0.70)         (0.20)          (1.40)
                                                --------        ---------       --------      ---------        --------
Net Asset Value, End of Period                  $  10.00        $    9.97       $  11.51      $   12.64        $   6.89
                                                ========        =========       ========      =========        ========
Total Return                                       (6.18)%          (7.08)%        (3.44)%        88.02%         (35.20)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)         $  118.9        $     0.0       $   90.3      $   155.4        $   51.8
   Ratio of Expenses to Average
      Net Assets                                    1.74%            1.97%*         1.77%          1.79%           1.96%
   Ratio of Net Investment Income
      (Loss) to Average Net Assets                  1.83%            1.76%*         1.99%          2.31%           2.17%
   Portfolio Turnover Rate                            49%              49%            40%           126%             69%


                                              ELEVEN MONTHS
                                                   ENDED        YEAR ENDED
                                               SEPTEMBER 30,    OCTOBER 31,
                                                  1997(b)           1996
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $  11.41         $  10.00
Income From Investment Operations:
   Net Investment Income (Loss)                      0.13             0.04
   Net Gains or Losses on Securities
      (both realized and unrealized)                 1.10             1.37
                                                 --------         --------
   Total From Investment Operations:                 1.23             1.41
Less Distributions:
   Dividends (from net investment
      income)                                       (0.08)            0.00
   Distributions (from capital gains)               (0.36)            0.00
                                                 --------         --------
   Total Distributions                              (0.44)            0.00
                                                 --------         --------
Net Asset Value, End of Period                   $  12.20         $  11.41
                                                 ========         ========
Total Return                                        12.07%*          14.15%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)          $   66.0         $   39.8
   Ratio of Expenses to Average
      Net Assets                                     1.93%*           2.50%(a)
   Ratio of Net Investment Income
      (Loss) to Average Net Assets                   1.23%*           0.65%(a)
   Portfolio Turnover Rate                             63%              27%

*Data has been annualized.

(a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                                           OCTOBER 31,
                                                                              1996
---------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                       2.65%
Ratio of Net Income (Loss) to Average Net Assets                              0.50%

(b) A move to a September 30th fiscal year end from an October 31st fiscal year end resulted in an eleven-month fiscal year in 1997.
(c) The date which Class II shares were first sold to the public was January 9, 2001.

THE OAKMARK FAMILY OF FUNDS

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF HARRIS ASSOCIATES INVESTMENT TRUST:

     WE HAVE AUDITED THE ACCOMPANYING STATEMENTS OF ASSETS AND LIABILITIES OF THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND (EACH A SERIES OF HARRIS ASSOCIATES INVESTMENT TRUST), INCLUDING THE SCHEDULES OF INVESTMENTS ON PAGES 6-8, 11-12, 16-18, 22-25, 28-32, 35-40, AND 44-49, AS OF SEPTEMBER 30,
2001, AND THE RELATED STATEMENTS OF OPERATIONS FOR THE YEAR THEN ENDED, THE STATEMENTS OF CHANGES IN NET ASSETS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED, AND THE FINANCIAL HIGHLIGHTS FOR THE PERIODS INDICATED THEREON. THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE THE RESPONSIBILITY OF THE TRUST'S MANAGEMENT. OUR RESPONSIBILITY IS TO EXPRESS AN OPINION ON THESE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS BASED ON OUR AUDITS.

     WE CONDUCTED OUR AUDITS IN ACCORDANCE WITH AUDITING STANDARDS GENERALLY ACCEPTED IN THE UNITED STATES. THOSE STANDARDS REQUIRE THAT WE PLAN AND PERFORM THE AUDITS TO OBTAIN REASONABLE ASSURANCE ABOUT WHETHER THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS ARE FREE OF MATERIAL MISSTATEMENT. AN AUDIT INCLUDES EXAMINING, ON A TEST BASIS, EVIDENCE SUPPORTING THE AMOUNTS AND DISCLOSURES IN THE FINANCIAL STATEMENTS. OUR PROCEDURES INCLUDED CONFIRMATION OF SECURITIES OWNED AS OF SEPTEMBER 30, 2001, BY CORRESPONDENCE WITH THE CUSTODIAN AND BROKERS. AS TO SECURITIES PURCHASED BUT NOT RECEIVED, WE REQUESTED CONFIRMATION FROM BROKERS, AND WHEN REPLIES WERE NOT RECEIVED, WE CARRIED OUT ALTERNATIVE AUDITING PROCEDURES. AN AUDIT ALSO INCLUDES ASSESSING THE ACCOUNTING PRINCIPLES USED AND SIGNIFICANT ESTIMATES MADE BY MANAGEMENT, AS WELL AS EVALUATING THE OVERALL FINANCIAL STATEMENT PRESENTATION. WE BELIEVE THAT OUR AUDITS PROVIDE A REASONABLE BASIS FOR OUR OPINION.

     IN OUR OPINION, THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS REFERRED TO ABOVE PRESENT FAIRLY, IN ALL MATERIAL RESPECTS, THE FINANCIAL POSITIONS OF THE OAKMARK FUND, THE OAKMARK SELECT FUND, THE OAKMARK SMALL CAP FUND, THE OAKMARK EQUITY AND INCOME FUND, THE OAKMARK GLOBAL FUND, THE OAKMARK INTERNATIONAL FUND, AND THE OAKMARK INTERNATIONAL SMALL CAP FUND OF THE HARRIS ASSOCIATES INVESTMENT TRUST AS OF SEPTEMBER 30, 2001, THE RESULTS OF THEIR OPERATIONS FOR THE YEAR THEN ENDED, THE CHANGES IN THEIR NET ASSETS FOR EACH OF THE TWO YEARS IN THE PERIOD THEN ENDED, AND THEIR FINANCIAL HIGHLIGHTS FOR THE PERIODS INDICATED THEREON IN CONFORMITY WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

ARTHUR ANDERSEN LLP

Chicago, Illinois
October 26, 2001

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the funds represents the investments of the funds and the views of fund managers and Harris Associates L.P., the funds' investment adviser, at the time of this article, and are subject to change without notice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURN MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

THE OAKMARK EQUITY AND INCOME FUND INVESTS IN MEDIUM AND LOWER-QUALITY DEBT SECURITIES WHICH HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES.

 1. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

    The performance information for The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor less than 90 days. The purpose of this redemption fee is to deter market timers.

 2. During the period since inception (8/4/99), IPOs contributed an annualized 3.51% to the performance of The Oakmark Global Fund. As the IPO environment changes and the total net assets of the Fund grow, the impact of IPOs on performance is expected to diminish. "IPO" stands for Initial Public Offering, which is the first sale of stock by a company to the public.

 3. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

 4. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies.

 5. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies.

 6. The Lipper Large Cap Value Fund Index measures the performance of the thirty largest U.S. large-cap value funds tracked by Lipper.

 7. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation.

 8. The Lipper Mid Cap Value Fund Index measures the performance of the thirty largest U.S. mid-cap value funds tracked by Lipper.

 9. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies.

10. The S&P Small Cap 600 Index measures the performance of selected U.S. stocks with small market capitalizations.

11. The Lipper Small Cap Value Fund Index measures the performance of the thirty largest U.S. small-cap value funds tracked by Lipper.

12. The Lipper Balanced Fund Index measures the performance of the thirty largest U.S. balanced funds tracked by Lipper.

13. The Lehman Govt./Corp. Bond Index is an unmanaged index that includes the Lehman Government and Lehman Corporate indices.

14. The MSCI World Index is made up of 20 country sub-indexes, including the stock exchanges of the U.S., Europe, Canada, Australia and New Zealand and the Far East. This index is unmanaged and investors cannot actually make investments in this index.

15. The Lipper Global Fund Index is an unmanaged index that includes 30 mutual funds that invest in securities throughout the world.

16. The MSCI World Ex U.S. Index is an unmanaged index made up of 19 country sub-indexes, excluding the U.S.

17. The MSCI EAFE Index is the Morgan Stanley Europe, Australia, and Far East Index, which is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

18. The Lipper International Fund Index is an unmanaged index that includes 30 mutual funds that invest in securities whose primary markets are outside the U.S.

19. The Micropal Equity International Small Cap Index is an unmanaged, unweighted index comprised of all funds within the international small company fund sector.

20. The Lipper International Small Cap Average includes 76 mutual funds that invest in securities whose primary markets are outside the U.S.

21. After tax returns are presented as supplemental information to comments in the report from the portfolio managers. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period. After-tax returns are calculated using the historical individual federal marginal income tax rates in effect at the time of each distribution and assumed sale, but do not reflect the impact of local and state taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred accounts such as 401(k) plans or individual retirement accounts. PAST PERFORMANCE, BEFORE AND AFTER TAXES, CANNOT PREDICT FUTURE INVESTMENT RESULTS.

INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2  Invest in companies expected to grow shareholder value over time.

3  Invest with management teams who think and act as owners.


INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: A UNIFIED EFFORT AIMED AT IDENTIFYING THE BEST VALUES IN THE MARKETPLACE. FROM THE LIST OF APPROVED STOCKS, EACH FUND MANAGER CONSTRUCTS A RELATIVELY FOCUSED PORTFOLIO, BUILT ON A STOCK-BY-STOCK BASIS FROM THE BOTTOM UP.

[SIDENOTE]

  WHO SHOULD INVEST

  Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of the Oakmark funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

  HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO

  Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio to include value and momemtum/growth investment styles may help reduce overall volatility--and potentially provide more consistent returns over time.


                                     INVEST
     Managers select stocks from the approved list for their specific funds

                                 APPROVED LIST
                      Securities available for investment

                      QUANTITATIVE AND QUALITATIVE RESEARCH
 Rigorous analysis is performed to ensure that the stock meets our strict value standards

                                CRITERIA SCREENS
      Managers and research team screen for stocks that are worth further consideration

                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                      All stocks available for investment


                          BOTTOM-UP INVESTMENT PROCESS

THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

   Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.


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                                    OAKMARK
                                FAMILY OF FUNDS






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THE OAKMARK FAMILY OF FUNDS

TRUSTEES AND OFFICERS

TRUSTEES
   Victor A. Morgenstern--CHAIRMAN
   Michael J. Friduss
   Thomas H. Hayden
   Christine M. Maki
   Allan J. Reich
   Marv Rotter
   Burton W. Ruder
   Peter S. Voss
   Gary Wilner, M.D.

OFFICERS
   Robert M. Levy--PRESIDENT
   James P. Benson--VICE PRESIDENT
   Henry R. Berghoef--VICE PRESIDENT
   Kevin G. Grant--VICE PRESIDENT
   David G. Herro--VICE PRESIDENT
   Gregory L. Jackson--VICE PRESIDENT
   Clyde S. McGregor--VICE PRESIDENT
   Anita M. Nagler--VICE PRESIDENT
   William C. Nygren--VICE PRESIDENT
   Janet Reali--VICE PRESIDENT AND SECRETARY
   Ann W. Regan--VICE PRESIDENT--
     SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
   Edward A. Studzinski--VICE PRESIDENT
   Michael J. Welsh--VICE PRESIDENT
   Kristi L. Rowsell--TREASURER
   John J. Kane--ASSISTANT TREASURER

OTHER INFORMATION

INVESTMENT ADVISER
   Harris Associates L.P.
   Two North LaSalle Street
   Chicago, Illinois 60602-3790

TRANSFER AGENT
   CDC IXIS Asset Management Services, Inc.
   Attention: The Oakmark Family of Funds
   P.O. Box 8510
   Boston, Massachusetts 02266-8510

LEGAL COUNSEL
   Bell, Boyd & Lloyd LLC
   Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   Chicago, Illinois

FOR MORE INFORMATION:
   Please call 1-800-OAKMARK
   (1-800-625-6275)
   or 617-449-6274

WEBSITE
   www.oakmark.com

24-HOUR NAV HOTLINE
   1-800-GROWOAK (1-800-476-9625)

E-MAIL ADDRESS
   ServiceComments@oakmark.com


This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.


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                                  P.O. BOX 8510
                              BOSTON, MA 02266-8510


                                  [LOGO]OAKMARK
                                 FAMILY OF FUNDS

                                 1-800-OAKMARK
                                www.oakmark.com




                                          The Oakmark Funds are distributed by
                                          Harris Associates Securities L.P.,
                                          member NASD.
                                          Date of first use: November 2001.